UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒    Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material under §240.14a-12

flyExclusive, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒No fee required
☐Fee paid previously with preliminary materials
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE & PROXY STATEMENT Annual Meeting of Stockholders

December 2, 2024
10:00 a.m. (Eastern Time)
Meeting to be held virtually

FLYEXCLUSIVE, INC.
2860 Jetport Road
Kinston, North Carolina 28504

Notice of Annual Meeting of Stockholders	3	Committees of the Board	29
Proxy Summary	4	Audit and Risk Committee	29
Proxy Statement	5	Compensation Committee	31
Proposals	5	Nominating and Corporate Governance Committee	32
Recommendations of the Board	5
General Information	6	Equity Compensation Plans	33

Information about this Proxy Statement	7
		Executive and Director Compensation	34
		2023 Summary Compensation Table	34
Questions and Answers about the 2024	8	Narrative to Summary Compensation Table	35
Annual Meeting of Stockholders		Outstanding Equity Awards at 2023 Fiscal Year End	35

Proposals to be Voted on	12	Employment Agreements	36
Proposal 1: Approval, as required by NYSE American rules, of the issuance of shares of Class A common stock upon (i) the exercise of warrants to purchase shares of the Company’s Class A common stock and (ii) the conversion of shares of the Company’s Series B convertible preferred stock, in each case in the event such issuance would be in excess of 20% of the Class A common stock outstanding on March 4, 2024	12

Proposal 2: Election of Directors	15	Security Ownership of Certain Beneficial Owners and Management	36
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	22

		Certain Relationships and Related Person Transactions	39
Report of the Audit and Risk Committee of the Board of Directors	23

Independent Registered Public Accounting Firm Fees and Other Matters	24	Delinquent Section 16(a) Reports	46

		Stockholders' Proposals	46
Corporate Governance	25
General	25	Other Matters	46
Board Composition	25
Board Diversity	25	Solicitation of Proxies	46
Director Independence	26
Director Candidates	26	flyExclusive's Annual Report on Form 10-K	48
Communications from Stockholders	27
Board Leadership Structure and Role in Risk Oversight	27

Code of Ethics and Conflict of Interest	28
Anti-Hedging Policy	28
Compensation Recovery Policy	28
Attendance by Members of the Board of Directors at Meetings	28
FLYEXCLUSIVE • 2024 Proxy Statement 2

Notice of Annual Meeting of Stockholders

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of flyExclusive, Inc. (the "Company") will be held as follows:	Items of Business
	1	To approve, as required by NYSE American rules, the issuance of shares of Class A common stock upon (i) the exercise of warrants to purchase shares of the Company’s Class A common stock and (ii) the conversion of shares of the Company’s Series B convertible preferred stock, in each case in the event such issuance would be in excess of 20% of the Class A common stock outstanding on March 4, 2024;

Monday, December 2, 2024

2
To elect Gary Fegel, Michael S. Fox, Frank B. Holding Jr., Gregg S. Hymowitz, Peter B. Hopper, Thomas James Segrave Jr. and Thomas James Segrave, Sr. as directors to serve until the 2025 annual meeting of stockholders of the Company (the “2025 Annual Meeting”), or until their respective successors have been duly elected and qualified;

10:00 a.m. Eastern Time

	3	To ratify the appointment of Elliott Davis PLLC ("Elliott Davis") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024; and

The Annual Meeting will be a virtual meeting of stockholders to be held as a live webcast over the Internet at: www.virtualshareholdermeeting.com/FLYX2024

	4	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

October 11, 2024
Holders of our Class A and Class B common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting, or any postponement or adjournment thereof.
The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (the "Internet Notice"), on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.
Proxy Voting
Your vote is important. We encourage you to mark, date, sign and return the enclosed proxy/voting instruction card or, if you prefer, to vote by telephone or by using the Internet.

October [●], 2024

By Order of the Board of Directors
[__]

Thomas James Segrave, Jr.
Chief Executive Officer and Chairman
Kinston, North Carolina

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares is important to ensure the presence of a quorum at the Annual Meeting and will save the Company the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
FLYEXCLUSIVE • 2024 Proxy Statement 3

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

Annual Meeting Stockholders

DATE & TIME	RECORD DATE	VOTING
10:00 a.m. Eastern Time on	October 11, 2024
Holders of our Class A common stock and Class B common stock as of the Record Date are entitled to vote. Each share of Class A common stock and Class B common stock is entitled to one vote for each of the proposals to be voted on.

December 2, 2024
MAILING DATE
This proxy statement will be first mailed or made available to stockholders on the Internet on or about TBD.
VIRTUAL MEETING
www.virtualshareholdermeeting.com/FLYX2024
A complete list of holders of record of our Class A common stock and Class B common stock will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting at our principal executive offices at 2860 Jetport Road, Kinston, North Carolina 28504. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.
Voting Matters and Vote Recommendation (pages 12, 15 and 22)
The following table summarizes the proposals to be considered at the Annual Meeting and the Board’s voting recommendation with respect to each proposal.

Proposals	Board Vote Recommendation
Approval, as required by NYSE American rules, of the issuance of shares of Class A common stock upon (i) the exercise of warrants to purchase shares of the Company’s Class A common stock and (ii) the conversion of shares of the Company’s Series B convertible preferred stock, in each case in the event such issuance would be in excess of 20% of the Class A common stock outstanding on March 4, 2024	FOR
Election of directors	FOR
Ratification of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending 2024	FOR

How to Cast Your Vote (page [__])

You can cast your votes by any of the following methods:
INTERNET	TELEPHONE	MAIL
http://www.proxyvote.com	(1-800-690-6903)	Completing, signing and returning your proxy card or voting instruction card so that it is received by [Sunday, December 1], 2024
until 11:59 p.m., Eastern Time on [Sunday, December 1], 2024	until 11:59 p.m., Eastern Time on [Sunday, December 1], 2024

Whether you are a stockholder of record or hold your shares in “street name,” you may participate in and vote online at the Annual Meeting. You will need to enter your 16-digit control number (included in your Internet Notice, your proxy card or the voting instructions that accompanied your proxy materials) to vote your shares at the Annual Meeting. Instructions on how to attend the Annual Meeting live over the Internet, and how to vote your shares during the Annual Meeting, are posted at www.virtualshareholdermeeting.com/FLYX2024

FLYEXCLUSIVE • 2024 Proxy Statement 4

Proxy Statement

This proxy statement is furnished in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on Monday, December 2, 2024, at 10:00 a.m., Eastern Time, and at any postponement or adjournment thereof. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions and vote during the meeting by visiting www.virtualshareholdermeeting.com/FLYX2024 and entering your 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our Class A common stock, $0.0001 par value per share (“Class A common stock”), and Class B common stock, $0.0001 par value per share (“Class B common stock” and, together with our Class A common stock, the “Common Stock”), as of the close of business on October 11, 2024 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. As of the Record Date, there were [●] shares of Class A common stock and [●] of Class B common stock outstanding and entitled to vote at the Annual Meeting, representing [●%] and [●%] of the combined voting power of our Common Stock, respectively. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2023 (the “2023 Annual Report”) will be released on or about October 11, 2024 to our stockholders as of the Record Date.
In this proxy statement, “flyExclusive”, “Company”, “we”, “us”, and “our” refer to flyExclusive, Inc. and its subsidiaries taken as a whole.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD DECEMBER 2, 2024.
This proxy statement and our 2023 Annual Report are available at http://www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that is included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. On this website, you can also elect to receive distributions of our proxy statements and annual reports to stockholders for future annual meetings of stockholders by electronic delivery. For specific instructions on making such an election, please refer to the instructions on your proxy card or voting instruction form.
Proposals
At the Annual Meeting, our stockholders will be asked:
•Proposal 1: To approve, as required by NYSE American rules, the issuance of shares of Class A common stock upon (i) the exercise of warrants to purchase shares of the Company’s Class A common stock and (ii) the conversion of shares of the Company’s Series B convertible preferred stock, in each case in the event such issuance would be in excess of 20% of the Class A common stock outstanding on March 4, 2024;
•Proposal 2: To elect Gary Fegel, Michael S. Fox, Frank B. Holding Jr., Gregg S. Hymowitz, Peter B. Hopper, Thomas James Segrave Jr. and Thomas James Segrave, Sr., as directors to serve until the 2025 Annual Meeting, or until their respective successors have been duly elected and qualified;
•Proposal 3: To ratify the appointment of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board of Directors
The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. You may also vote your shares online at the Annual Meeting. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

FLYEXCLUSIVE • 2024 Proxy Statement 5

•FOR Proposal 1: The approval, as required by NYSE American rules, of the issuance of shares of Class A common stock upon (i) the exercise of warrants to purchase shares of the Company’s Class A common stock and (ii) the conversion of shares of the Company’s Series B convertible preferred stock, in each case in the event such issuance would be in excess of 20% of the Class A common stock outstanding on March 4, 2024;
•FOR Proposal 2: The election of Gary Fegel, Michael S. Fox, Frank B. Holding Jr., Gregg S. Hymowitz, Peter B. Hopper, Thomas James Segrave Jr. and Thomas James Segrave, Sr. as directors to serve until the 2025 Annual Meeting, or until their respective successors have been duly elected and qualified; and
•FOR Proposal 3: The ratification of the appointment of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
General Information
We were a special purpose acquisition company called EG Acquisition Corp. (“EGA”) prior to the closing of a business combination (the “Business Combination”) on December 27, 2023. The Business Combination represents the transactions contemplated by the Equity Purchase Agreement, dated as of October 17, 2022 (as amended on April 21, 2023, the “Equity Purchase Agreement”) whereby LGM Enterprises, LLC, a North Carolina limited liability company (“LGM”), became a wholly owned subsidiary of EGA. In connection with the consummation of the Business Combination, EGA was renamed “flyExclusive, Inc.” For further information on the Business Combination, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Unless the context otherwise requires, the following references in this proxy statement mean:

•	“A&R Registration Rights Agreement” refers to the Amended and Restated Registration Rights Agreement by and between the Existing Holders and the New Holders.

•	“Bridge Note Lenders” refers to the lender parties to the Bridge Notes.

•	“Bridge Notes” refers to the senior subordinated convertible note, dated October 17, 2022, and Incremental Amendment, dated October 28, 2022, by and among LGM and the Bridge Note Lenders.

•	“BTIG” refers to BTIG, LLC, EGA’s financial advisor with respect to the Business Combination.

•	“Closing” refers to the closing of the Business Combination.

•	“Converted Shares” refers to the 5,624,000 shares of EGA Class A Common Stock issued in connection with Sponsor’s conversion of 5,624,000 of the 5,625,000 Founder Shares into shares of EGA Class A Common Stock, following the approval of the amendment to EGA’s organizational documents.

•	“EGA Class A Common Stock” refers to the outstanding shares of class A common stock, par value $0.0001 per share, of EGA.

•	“EGA Class B Common Stock” refers to the outstanding shares of class B common stock, par value $0.0001 per share, of EGA.

•	“EGA Common Stock” refers collectively to EGA Class A Common Stock and EGA Class B Common Stock.

•	“Existing Equityholders” refers to the existing equityholders of LGM.

•	“Existing Holders” refers to Exclusive and the Sponsor.

•	“Founder Shares” refer to the shares of EGA Class B Common Stock held by Sponsor.

•	“LGM Common Units” refers to the units of ownership interest in LGM which entitle the holder thereof to the distributions, allocations, and other rights set forth in the Operating Agreement.

FLYEXCLUSIVE • 2024 Proxy Statement 6

•	“Lock-up Shares” refers to the shares of PubCo Common Stock owned by the Existing Equityholders that are subject to a one-year lock-up period pursuant to the Stockholders’ Agreement.

•	“New Holders” refers to the parties listed under “New Holders” on the signature page to the A&R Registration Rights Agreement.
• “Sponsor” refers to EG Sponsor, LLC, a Delaware limited liability company.

•	“TRA Holder Representative” refers to Segrave Jr.

•	“Trust Account” refers to the account in which the. the trust fund established for the benefit of EGA stockholders is held.

Information About this Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares of Common Stock.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, flyExclusive is making this proxy statement and its 2023 Annual Report available to its stockholders electronically via the Internet. On or about October [●], 2024, we will mail to our stockholders an Internet Notice containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2023 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. SEC rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered.
If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact [Broadridge Householding Department], by calling their toll-free number, [1-866-540-7095] or by writing to: [Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717]. You will be removed from the householding program within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact [Broadridge] at the above phone number or address.

FLYEXCLUSIVE • 2024 Proxy Statement 7

Questions and Answers About the 2024 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is October 11, 2024. You are entitled to vote at the Annual Meeting only if you were a holder of record of Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were [___] shares of Class A common stock and [___] shares of Class B common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. If you are a record holder, your set of proxy materials has been sent to you directly by the Company.
Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf. Proxy materials have been forwarded to you by that organization if your shares are held in “street name.”
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of the proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/FLYX2024 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
flyExclusive has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a flyExclusive stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/FLYX2024. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you may visit www.virtualshareholdermeeting.com/FLYX2024 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, either (i) the person presiding over the meeting or (ii) if directed to be voted on by the person presiding over the meeting, a majority in voting power of the stockholders entitled to vote at the meeting, present electronically or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?

FLYEXCLUSIVE • 2024 Proxy Statement 8

Stockholders of Record. If you are a stockholder of record, you may vote:
•by Internet—you can vote over the Internet at http://www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•by telephone—you can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•by mail—you can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•by voting online during the Annual Meeting—you can vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/FLYX2024.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on December 1, 2024. Mailed proxy cards must be received by December 1, 2024 in order to be counted at the Annual Meeting. To participate in the Annual Meeting, including to vote via the Internet or telephone or electronically during the meeting, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to virtually attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are held in “street name,” you may visit www.virtualshareholdermeeting.com/FLYX2024 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the Annual Meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
What if I lose my 16-digit control number?
If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:
•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Secretary of flyExclusive (the "Secretary") prior to the Annual Meeting; or
•by voting online during the Annual Meeting by going to www.virtualshareholdermeeting.com/FLYX2024.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote during the Annual Meeting by obtaining your 16-digit control number from your bank or broker or otherwise voting through your bank or broker.
Who will count the votes?
A representative of [___], our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board's recommendations are indicated on page 7 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

FLYEXCLUSIVE • 2024 Proxy Statement 9

No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions and vote by visiting www.virtualshareholdermeeting.com/FLYX2024 and by following the instructions above. Stockholders will have similar rights and opportunities to participate at the Annual Meeting as they would at an in-person meeting.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We encourage stockholders to log into the virtual Annual Meeting beginning 15 minutes prior to the start of the Annual Meeting to test their Internet connectivity. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/FLYX2024.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, for up to [15] minutes following the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to one question in order to allow us to answer questions from as many stockholders as possible. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or Secretary in their reasonable judgment.
Questions and answers may be grouped by topic, and we may group substantially similar questions together and answer them once. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

FLYEXCLUSIVE • 2024 Proxy Statement 10

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Approval, as required by NYSE American rules, of the issuance of shares of Class A common stock upon (i) the exercise of warrants to purchase shares of the Company’s Class A common stock and (ii) the conversion of shares of the Company’s Series B convertible preferred stock, in each case in the event such issuance would be in excess of 20% of the Class A common stock outstanding on March 4, 2024
	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions and broker non-votes, if any, will have no effect.
Proposal 2: Election of Directors	The plurality of the votes cast. This means that seven nominees receiving the highest number of affirmative "For" votes will be elected as directors.	Votes withheld and broker non-votes will have no effect.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions and broker non-votes, if any, will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of Proposal 2, or an “abstention,” in the case of Proposal 1 and Proposal 3, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld and abstentions are not considered to be votes cast, therefore votes withheld have no effect on Proposal 2 and abstentions have no effect on Proposal 1 or Proposal 3.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares. A broker is entitled, but not obligated, to vote shares held for a beneficial owner on routine matters, such as Proposal 3 (the ratification of the appointment of Elliott Davis as the Company’s independent registered public accounting firm), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as Proposal 1 (approval of issuance of shares of Class A common stock, as required by NYSE American rules) and Proposal 2 (election of directors). Broker non-votes count for purposes of determining whether a quorum is present. Broker non-votes, if any, will have no effect on Proposal 1 or Proposal 2. We do not expect broker non-votes for Proposal 3.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.
Who is paying for this proxy solicitation?
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

FLYEXCLUSIVE • 2024 Proxy Statement 11

Proposals to be Voted on

Proposal 1: To approve, as required by NYSE American rules, the issuance of shares of Class A common stock upon (i) the exercise of warrants to purchase shares of the Company’s Class A common stock and (ii) the conversion of shares of the Company’s Series B convertible preferred stock, in each case in the event such issuance would be in excess of 20% of the Class A common stock outstanding on March 4, 2024.
Our Board is seeking stockholder approval, as required by the NYSE American Listed Company Manual Rule 713 (“NYSE Rule 713”), for the issuance of shares to EnTrust Emerald (Cayman) LP (“EnTrust Emerald”) upon (i) the exercise of a warrant issued by us to EnTrust Emerald on March 4, 2024 (the “March 2024 Warrant”) and warrants issued by us to EnTrust Emerald in August 2024 (the “August 2024 Warrants”), each to purchase shares of our Class A common stock, and (ii) the conversion of shares of our Series B convertible preferred stock (the “Series B Preferred Stock”) issued to EnTrust Emerald in August 2024.
The March 2024 Warrant grants EnTrust Emerald the right to purchase shares of Class A common stock in an aggregate amount equal to 1.5% of the Company’s outstanding Class A common stock on the date of exercise on a fully diluted basis (the “Share Count Cap”) at an exercise price of $0.01 per share. The March 2024 Warrant may not be exercised for a number of shares of Class A common stock having an aggregate value in excess of $11,250,000.
The August 2024 Warrants grants to EnTrust Emerald and EG Sponsor LLC (“EG Sponsor” and, collectively with EnTrust Emerald, “EnTrust”) the right to purchase up to 5,000,000 shares of Class A common stock at an exercise price of $0.01 per share.
Each share of Series B Preferred Stock will automatically convert into a number of shares of the Company’s Class A common stock on the earlier of December 31, 2025 and the closing of the Subsequent Capital Raise (as defined in the Series B Certificate of Designation) (the “Automatic Conversion Date”) at an initial conversion price of $5.00 (“Conversion Price”), subject to adjustment as provided in the Series B Certificate of Designation (including adjustments due to anti-dilution provisions). In the event that the VWAP on the Trading Day (each as defined in the Series B Certificate of Designation) immediately preceding the Automatic Conversion Date is less than the Conversion Price, the Conversion Rate (as defined in the Series B Certificate of Designation) with respect to each share of Series B Preferred Stock will be increased by the requisite number of shares of Common Stock such that the value of the shares of Common Stock issuable in respect of the initial stated value of each share of Series B Preferred Stock equals $1,000.00 (subject to adjustment). No fractional shares will be issued upon conversion; rather any fractional share will be rounded down to the nearest whole share. Assuming no adjustment of the exercise price, the Series B Preferred Stock is convertible into a maximum of 5,102,000 shares of Class A common stock.
As more fully discussed below, without stockholder approval of this Proposal 1, the total amount of Class A common stock that could be issued to EnTrust upon exercise of the March 2024 Warrant and the August 2024 Warrants and the Series B Preferred Stock is 3,560,512 shares, which represents 19.9% of the shares of Class A common stock outstanding on March 4, 2024, the day that the March 2024 Warrant was issued as part of the financing transaction with EnTrust. Because the number of shares of Class A common stock issuable under the March 2024 Warrant cannot be determined until the date that the March 2024 Warrant is exercised by EnTrust and is based on the number of shares of Class A common stock outstanding at the time of such exercise, the number of shares to be issued cannot be determined at this time. Upon approval of this Proposal 1, the Company would be able to issue all of the shares of Class A common stock that could be issuable on the dates of the March 2024 Warrant’s exercise. The March 2024 Warrant is exercisable beginning on March 4, 2026, as to 50% of the Share Count Cap, and beginning on March 4, 2027, as to 100% of the Share Count Cap. As noted above, the March 2024 Warrant may not be exercised for a number of shares of Class A common stock having an aggregate value in excess of $11,250,000.

NYSE Rule 713
Because our Class A common stock is traded on The NYSE American, we are subject to the NYSE rules for listed companies, including NYSE Rule 713.
Pursuant to NYSE Rule 713, stockholder approval is required prior to the issuance by us of securities in connection with a transaction (or a series of related transactions) other than a public offering, involving the sale, issuance or potential issuance of Class A common stock (or securities convertible into or exercisable for Class A common stock) equal to 20% or more of the Class A common stock outstanding before the issuance for less than the greater of book or market value of the Class A common stock. The exercise price of the March 2024 Warrant and the August 2024

FLYEXCLUSIVE • 2024 Proxy Statement 12

Warrants is $0.01 per share of Class A common stock, which was less than both the book value and market value of the Class A common stock on March 4, 2024.

Background of the March 2024 and August 2024 Transactions
March 2024 Transaction
On March 4, 2024, we entered into a Securities Purchase Agreement (the “Agreement”) with EnTrust Emerald, a Cayman Islands limited partnership, pursuant to which the Company agreed to issue and sell to EnTrust Emerald 25,000 shares of Series A non-convertible redeemable preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”), at a purchase price of $1,000 per share and the March 2024 Warrant to purchase shares of the Company’s Class A common stock. The transaction closed on March 4, 2024, and provided the Company approximately $25 million of capital. This financing was an important transaction for the Company as it provided funds to expand its fleet and build out its fractional ownership program.
As discussed above, the March 2024 Warrant grants EnTrust Emerald the right to purchase shares of Class A common stock in an aggregate amount equal to the Share Count Cap, which is 1.5% of the outstanding Class A common stock on the date of exercise on a fully diluted basis at an exercise price of $0.01 per share. The March 2024 Warrant is exercisable beginning on March 4, 2026, as to 50% of the Share Count Cap, and beginning on March 4, 2027, as to 100% of the Share Count Cap. The March 2024 Warrant expires on March 4, 2029, and may not be exercised for a number of shares of Class A common stock having an aggregate value in excess of $11,250,000.
Assuming the March 2024 Warrant were to be exercised in full at the earliest date possible, which would be March 4, 2026, as to 50% of the Share Count Cap, and further assuming the fully diluted Class A common stock at that date was [___] shares, which includes all instruments convertible into Class A comm stock outstanding on [June 30], 2024, including the March 2024 Warrant, the Company would issue to EnTrust Emerald [__] shares of Class A common stock, which would be 0.75% of the fully diluted Class A common stock on that date.
Assuming the remaining portion of the March 2024 Warrant were to be exercised in full at the earliest date possible, which would be March 4, 2027, as to the remaining 50% of the Share Count Cap, and further assuming the fully diluted Class A common stock at that date was [____] shares, which includes all instruments convertible into Class A comm stock outstanding on [ ], 2024, including the March 2024 Warrant, plus the assumed [__] shares issuable on the first exercise date, the Company would issue to EnTrust Emerald [0] shares of Class A common stock, which would be 0.75% of the fully diluted Class A common stock on that date.
These two issuances would represent a total of [__] shares of Class A common stock. As noted, the March 2024 Warrant may not be exercised for a number of shares of Class A common stock having an aggregate value in excess of $11,250,000. We do not know whether this limitation would be applicable because we do not know what the price of the Class A common stock would be on either exercise date. Assuming that the price on both exercise dates was [$__], which was the closing price of the Class A common stock on [DATE], and using the share issuance examples above, the value of the [__] shares of Class A common stock issuable on March 4, 2026 would be [$__] and the value of the [__] shares of Class A common stock issuable on March 4, 2027 would be [$__], which is [less/greater] than $11,250,000.
At the closing of transaction contemplated by the Agreement, NYSE Rule 713 would allow us to issue up to 19.99% of the then outstanding shares of our Class A common stock, or 3,560,512 shares. Using the examples above, that would prohibit an aggregate of [_____] shares of Class A common stock from being issued. Pursuant to the terms of the March 2024 Warrant, the issuance of any additional shares upon exercise of the March 2024 Warrant are subject to stockholder approval and entirely contingent upon gaining such stockholder approval. Upon approval of this Proposal 1, the Company could issue those shares or any other amount within the Share Count Cap, and subject to the limitation that such shares may not stock have an aggregate value in excess of $11,250,000.
We note that the shares of Series A Preferred Stock are not convertible into any other securities of flyExclusive and therefore do not impact the calculation of the shares of Class A common stock issuable upon exercise of the March 2024 Warrant. Further, the shares of Series A Preferred Stock are not entitled to vote on this Proposal 1.

August 2024 Transaction
On August 8, 2024, we entered into a Securities Purchase Agreement (the “Series B Stock Purchase Agreement”) with EnTrust Emerald and EG Sponsor LLC (“EGA Sponsor”) (collectively with EnTrust Emerald, the “Series B Preferred Purchasers”) (related parties of the Company through its affiliation with the EGA Sponsor), pursuant to

FLYEXCLUSIVE • 2024 Proxy Statement 13

which the Company agreed to issue and sell to the Series B Preferred Purchasers an aggregate of 25,510 shares of Series B Preferred Stock and the August 2024 Warrants. The Company issued 20,408 shares of Series B Preferred Stock and a August 2024 Warrant to purchase up to 4,000,000 shares of Common Stock to EnTrust Emerald on the Initial Closing Date and received gross proceeds of approximately $20.4 million. Pursuant to and subject to the terms and conditions of the Series B Stock Agreement, the Company (i) issued the remaining 5,102 shares of Series B Preferred Stock and a August 2024 Warrant to purchase up to 1,000,000 shares of Common Stock to EG Sponsor on August 14, 2024 and (ii) received additional gross proceeds of approximately $5.1 million. This financing was an important transaction for the Company as it provided funds to update and increase the size of the Company’s fleet and to execute on its vertical integration strategy generally.
Each share of Series B Preferred Stock shall accrue dividends on a daily basis in arrears beginning on the Initial Issue Date at the applicable dividend rate then in effect (the “Dividend Rate”). From and after the Initial Issue Date, the Dividend Rate for Series B Preferred Stock shall be 12.00% per annum. From and after February 1, 2025 until July 31, 2025, the Dividend Rate for Series B Preferred Stock shall be 16.00% per annum. From and after August 1, 2025, the Dividend Rate for Series B Preferred Stock shall be 20.00% per annum.
Dividends will be due and payable quarterly in arrears on the first Trading Day of each fiscal quarter of the Issuer (the “Dividend Payment Date”) by either (A) cash payment or (B) to the extent not declared and paid in cash on the Dividend Payment Date, automatically compounded; provided that, the Company may not declare and pay in cash any dividends prior to the first quarter of the Fiscal Year 2025 Dividend Payment Date. On the Dividend Payment Date with respect to the first fiscal quarter of the Fiscal Year 2025, the Company must declare and pay 50% of the dividends with respect to the period commencing February 1, 2025 and ending March 31, 2025 in cash. On the Dividend Payment Date with respect to the second fiscal quarter of the Fiscal Year 2025, the Company must declare and pay 50% of the dividends with respect to the full Dividend Period (as defined in the Series B Certificate of Designation) with respect to such quarter in cash. On the Dividend Payment Date with respect to the third fiscal quarter of the Fiscal Year 2025, the Company must declare and pay 50% of the dividends with respect to the period commencing July 1, 2025 and ending July 31, 2025 in cash, and the Company must declare and pay 100% of the dividends with respect to the period commencing August 1, 2025 and ending September 30, 2025 in cash. Thereafter, on each subsequent Dividend Payment Date, the Company must declare and pay 100% of the dividends in cash.
From and after August 8, 2025 until the Automatic Conversion Date, each holder of Series B Preferred Stock may elect to require the Company to redeem all of its outstanding shares of Series B Preferred Stock, or any portion thereof, for cash at a redemption price per share as detailed in the Series B Certificate of Designation. The Series B Certificate of Designation also describes events triggering mandatory redemption of Series B Preferred Stock, including a Bankruptcy Event or a Change of Control Event, each as defined in the Series B Certificate of Designation.
Each share of Series B Preferred Stock will automatically convert into a number of shares of the Company’s Common Stock on the earlier of December 31, 2025 and the closing of the Subsequent Capital Raise (as defined in the Series B Certificate of Designation) (the “Automatic Conversion Date”) at an initial conversion price of $5.00 (“Conversion Price”), subject to adjustment as provided in the Series B Certificate of Designation (including adjustments due to anti-dilution provisions). In the event that the VWAP on the Trading Day (each as defined in the Series B Certificate of Designation) immediately preceding the Automatic Conversion Date is less than the Conversion Price, the Conversion Rate (as defined in the Series B Certificate of Designation) with respect to each share of Series B Preferred Stock will be increased by the requisite number of shares of Common Stock such that the value of the shares of Common Stock issuable in respect of the initial stated value of each share of Series B Preferred Stock equals $1,000.00 (subject to adjustment). No fractional shares will be issued upon conversion; rather any fractional share will be rounded down to the nearest whole share.
Assuming the August 2024 Warrant were to be exercised in full, the Company would issue to the Series B Preferred Purchasers 5,000,000 shares of Class A common stock. Assuming the conversion of all of the shares of Series B Preferred Stock, the Company would issue to the Series B Preferred Purchasers 5,102,000 shares of Class A common stock. These two issuances would represent a total of 10,102,000 shares of Class A common stock.
At the closing of the March 2024 transaction, NYSE Rule 713 would allow us to issue up to 19.99% of the then outstanding shares of our Class A common stock, or [3,560,512] shares. Using the examples above of the possible exercise of the March 2024 Warrant, that would prohibit any exercise of the August 2024 Warrants or the conversion of any shares of Series B Preferred Stock. Further, if none of the March 2024 Warrant was exercised, the 3,560,512 share cap still would prevent full exercise of the August 2024 Warrants or the conversion of all of the shares of Series B Preferred Stock. Pursuant to the terms of the August 2024 Warrants and the Series B Preferred Stock, the issuance of any shares upon exercise of the August 2024 Warrants or the conversion of any shares of Series B Preferred Stock are subject to stockholder approval and entirely contingent upon gaining such stockholder approval.

FLYEXCLUSIVE • 2024 Proxy Statement 14

Upon approval of this Proposal 1, the Company could issue all of the shares issuable upon the exercise of the August 2024 Warrants and the conversion of the Series B Preferred Stock.
We note that the shares of Series B Preferred Stock are convertible into shares of Class A common stock and therefore do impact the calculation of the shares of Class A common stock issuable upon Conversion of the Series B Preferred Stock. We further note that the shares of Series B Preferred Stock are not entitled to vote on this Proposal 1.

Interested Parties
Gregg S. Hymowitz, a member of the Company’s Board of Directors, to which position he was designated by an affiliate of EnTrust, serves as the Founder and Chief Executive Officer of EnTrust Global Partners LLC (“EnTrust Global”), which is an affiliate of EnTrust and may be deemed to be the beneficial owner of approximately 21% of the Company’s outstanding Class A common stock. Each of EnTrust Global and Mr. Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein. Gary Fegel is also a member of the Company’s Board of Directors, to which position he was designated by an affiliate of EnTrust. As required by the Company’s internal policies, this transaction was approved by the Audit Committee of the Company’s Board of Directors, which consists of independent disinterested directors, and was also approved by the Company’s Board of Directors, with only disinterested directors voting (which excluded Mr. Hymowitz and Mr. Fegel).

Effect of Issuance of Class A Common Stock Upon Exercise of the March 2024 Warrant and the August 2024 Warrants and the Conversion of the Series B Preferred Stock
The issuance of shares of Class A common stock that are the subject of this Proposal 1 would result in an increase in the number of shares of Class A common stock outstanding, and our stockholders will incur dilution of their percentage ownership of the outstanding Class A common stock the Company, although the existing warrants and Series B Preferred Stock are the economic equivalent of Class A common stock so the increase in the number of shares of Class A common stock outstanding and related percentage ownership dilution would have no economic effect.

Interests of Directors and Executive Officers
Our directors and executive officers have no interests, directly or indirectly, in this proposal except as described under “Interested Parties” above.

Vote Required
The proposal regarding the approval of the issuance of shares of Class A common stock, as required by NYSE American rules, requires the approval of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Brokers do not have discretionary authority to vote on this proposal. Broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors
The Board unanimously recommends a vote FOR the approval of the issuance of the shares of Class A common stock, as required by NYSE American rules.

Proposal 2: Election of Directors
At the Annual Meeting, seven directors will be elected to serve until the 2025 Annual Meeting, or until their successors have been duly elected and qualified or until each such director’s earlier death, resignation or removal.
In the event that any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

FLYEXCLUSIVE • 2024 Proxy Statement 15

Stockholders’ Agreement
As part of the Business Combination, EGA (now flyExclusive), Mr. Segrave Jr., in his personal capacity and as custodian for shares of Class B common stock held in trusts for his children, and the Sponsor, entered into a Stockholders’ Agreement, pursuant to which Mr. Segrave Jr. (in his personal and custodial capacities) and the Sponsor agreed to vote each of their respective securities of flyExclsuive that may be voted in the election of flyExclusive’s directors for two members nominated by the Sponsor. At this time, those two Sponsor nominees are Gregg S. Hymowitz and Gary Fegel.
In the event the Sponsor ceases, collectively, to own voting stock of the Company bearing at least: (A) 15% of the aggregate outstanding voting power of the Company, the Sponsor shall only be entitled to nominate one member of the Board as of the date Sponsor ceases to hold the aforementioned requisite securities of the Company; and (B) 5% of the aggregate outstanding voting power of the Company, the Sponsor shall no longer be entitled to nominate any members of the Board as of such date.

Vote Required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors
The Board unanimously recommends a vote FOR the election of the below director nominees.

FLYEXCLUSIVE • 2024 Proxy Statement 16

The current members of the Board who are directors are and their principal occupations and business experience, for at least the past five years, are as follows:

Age:	Thomas James Segrave Jr.
53
Chief Executive Officer and Chairman of the Board Director Since:
Thomas James Segrave Jr. serves as our Chief Executive Officer and as Chairman of our Board. Mr. Segrave Jr. is LGM’s founder and served as its Chief Executive Officer since its inception in 2011. Mr. Segrave has a proven record of entrepreneurial business success over the years. Prior to founding LGM, Mr. Segrave Jr. served as the founder and Chief Executive Officer of Segrave Aviation, Inc., an aircraft charter company based in Kinston, North Carolina, from 1993 until its sale to Delta Air Lines in 2010. Mr. Segrave Jr. is also the founder of LGMV, which operates three fixed base operations at eastern North Carolina airports, the largest daycare center in Kinston, North Carolina, and a restaurant and bar in Atlantic Beach, North Carolina. Mr. Segrave Jr. serves as a member of the Board of Trustees of East Carolina University, the Executive Board of L Harvey & Son, one of North Carolina’s oldest privately held businesses, and the Industrial Advisory Board of Embry-Riddle Aeronautical University, and the National Business Aviation Association (NBAA) Leadership Council. Mr. Segrave Jr. is an accomplished professional pilot with over 10,000 hours of flight time, an Airline Transport Pilot License, type ratings in seven different jets and a commercial helicopter rating.

We believe Mr. Segrave Jr. is well-qualified to serve on the Board of his history and involvement with flyExclusive and his extensive knowledge of and experience in the aviation industry.

2023
Committee Memberships:

Nominating and Governance

FLYEXCLUSIVE • 2024 Proxy Statement 17

Age:	Gary Fegel
49
Director Since:
Gary Fegel is a seasoned global investor and operator who has deep investment experience across the technology, logistics, healthcare, real estate, and commodities sectors. Mr. Fegel was a Senior Partner at Glencore Plc, one of the world’s largest commodity trading and mining companies. He was responsible for the firm’s global aluminum business, where he led a team of over 120 people worldwide. In such capacity, Mr. Fegel established an extensive global network, ranging from governmental entities and conglomerates to private enterprises. Mr. Fegel helped take Glencore public at a $50 billion valuation and exited the company upon its merger with Xstrata Plc, which valued the combined entity at over $80 billion. Following Glencore, Mr. Fegel founded GMF Capital in 2013 as a global investment platform focusing on private equity, real estate and alternative investments. In 2015 Mr. Fegel co-founded GMF Real Estate, an asset management business primarily focused on investing in real estate and healthcare. Since inception, GMF Capital and GMF Real Estate have executed over 100 real estate, private equity and credit transactions. Prior to Glencore, Mr. Fegel worked as a trader for UBS and Credit Suisse First Boston in their derivatives departments, based in Zurich, London, and New York. Mr. Fegel is currently employed by GMF Holding AG, as President and Chairman of the Board Directors. GMF Holding AG is an investment holding company headquartered in Switzerland and is the ultimate parent of GMF Capital LLC. Mr. Fegel has held this position for over six years. For the avoidance of doubt, it is not affiliated with our Company. Mr. Fegel serves on the board of several private companies, including Videri Inc., MyskySA, and Swiss Properties AG. Mr. Fegel holds an M.B.A. from the University of St. Gallen.
We believe Mr. Fegel is well-qualified to serve on the Board because of his wealth of investment and business experience.

2023
Committee Memberships:

N/A

FLYEXCLUSIVE • 2024 Proxy Statement 18

Age:	Michael S. Fox
60
Director Since:
Michael S. Fox has thirty years of extensive experience as an attorney representing public, private and government clients on a variety of legal issues. Since 2002, Mr. Fox has been an attorney and director at the law firm of Tuggle Duggins, based in Greensboro, North Carolina. Mr. Fox also brings over twenty years of extensive experience and service in the transportation industry, including serving as the Chairman of the North Carolina Board of Transportation, upon appointment by North Carolina Governor Roy Cooper, since 2017. Since 2020, Mr. Fox has served on the North Carolina Railroad Board of Directors. Mr. Fox has also served on the Piedmont Authority for Regional Transit Board of Directors since 2017 and on the GoTriangle Board of Directors since 2018. Mr. Fox has also previously served on the NC-Virginia High Speed Rail Compact, City of Greensboro Planning and USS North Carolina Battleship boards of directors. In addition to transportation-related experience, Mr. Fox has a history of extensive civic engagement including service on the boards of directors of the Salvation Army and Boys and Girls Club. Mr. Fox has been listed in the “Best Lawyers in America” publication since 2007 in the area of Land Use and Zoning, Litigation Law. Mr. Fox earned his B.A. degree from Appalachian State University and his J.D. degree from the University of North Carolina School of Law.
We believe Mr. Fox is well-qualified to serve on the Board because of his legal background, experience in and knowledge of the transportation industry.

2023
Committee Memberships:

Audit

Age:	Frank B. Holding Jr.
60
Director Since:
Frank B. Holding, Jr. has extensive financial and management experience, as well as a deep commitment to service within the community. Since 2009, Mr. Holding has served as the Chief Executive Officer and Chairman of the Board of Directors of First Citizens Bank and its parent company First Citizens BancShares, Inc., one of the largest family-controlled banks in the United States. Mr. Holding earned his undergraduate Bachelor of Science degree from the University of North Carolina at Chapel Hill and he also holds an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Holding currently serves on the BlueCross BlueShield of North Carolina Board of Trustees and is a former Chairman of the board. Mr. Holding is also a member of the Mount Olive Pickle Company, Inc. board of directors and a past chairman of the North Carolina Chamber.
Mr. Holding, Jr. was selected to serve on the Board because of financial expertise and public company experience.

2023
Committee Memberships:

Audit Compensation Nominating and Corporate Governance

FLYEXCLUSIVE • 2024 Proxy Statement 19

Age:	Peter B Hopper
59
Director Since:
Peter B. Hopper is a seasoned veteran of the investment banking and private equity sector with more than 20 years of professional experience advising high growth companies on strategies for equity value creation and balance sheet optimizations. Mr. Hopper has extensive experience analyzing and underwriting investments in high growth areas. Additionally, Mr. Hopper possesses deep knowledge of capital markets as well as advising management on dealing with the challenges of high growth businesses. Mr. Hopper received a Bachelor of Science in Finance from Lehigh University in 1986. From 1990 to 1999, Mr. Hopper served as the Vice President of New Business Development for Helicon Cable Communication, leading business development efforts for a privately held top twenty Cable TV MSO (multiple-system operator). From October of 1999 to December of 2000, Mr., Hopper served as the Chief Executive Officer of DURO Communication, Inc., one of the largest privately held ISP/CLECs in the United States. In his capacity as CEO of DURO, Mr. Hopper was chiefly responsible for acquisitions, capital raising operations and senior leadership hiring, overseeing the completion of nearly 50 acquisitions. Following DURO, Mr. Hopper founded and served as Chief Executive Officer of DH Capital, LLC form March 2020 until December 2020. At DH Capital, Mr. Hopper primarily led business origination efforts, headed deal execution on DH Capital’s largest transactions and oversaw the hiring and management of the firm’s investment banking team. From April 2020 until August 2021, Mr. Hopper served as a partner of Abry Partners, a Boston-based private equity firm where he focused on investments in the data center industry, overseeing new deal origination, financial analysis on potential investments and portfolio management on existing investments. Since February of 2022, Mr. Hopper has served as Managing Director, DigitalBridge Investment Management, at DigitalBridge Group, Inc. Mr. Hopper is primarily responsible for overseeing deal origination and analysis for investments being considered for both the Digital Bridge Strategic Assets Fund and Digital Bridge’s flagship growth equity funds, DBPI and DBPII. Our Board believes that Mr. Hopper’s financial experience and expertise and his experience with capital markets make him a valuable member of our Board.
Mr. Hopper was selected to serve on our Board due to his financial experience and expertise and his experience with capital markets.

2023
Committee Memberships:

Audit Compensation Nominating and Governance

FLYEXCLUSIVE • 2024 Proxy Statement 20

Age:	Gregg S. Hymowitz
57
Director Since:
Gregg S. Hymowitz is Chairman and Chief Executive Officer of EnTrust Global and Chair of EnTrust Global’s Investment Committee, and is a member of the Management Committee and the “Blue Ocean” Executive Committee. He is also the Chairman of the Board of Directors of Purus Marine Holdings LP, the environmentally-focused shipping company launched by EnTrust’s Blue Ocean 4Impact strategy. Mr. Hymowitz is a Founder and has been the Managing Partner of EnTrust Global since its founding (as EnTrust Capital) in April 1997. Prior to EnTrust Global, Mr. Hymowitz was Vice President at Goldman, Sachs & Co., which he joined in 1992. For the preceding two years, Mr. Hymowitz was an attorney in the Mergers & Acquisitions practice at Skadden, Arps, Slate, Meagher & Flom. Mr. Hymowitz is a former board member of the Board of Trustees of Montefiore Medical Center and served two terms as a Trustee of the Riverdale Country Day School. Mr. Hymowitz received his J.D. degree from Harvard Law School and his B.A. degree from the State University of New York at Binghamton. Mr. Hymowitz was the 1985 Harry S. Truman Scholar from New York, the 1987 British Hansard Society Scholar and the 2004 recipient of the Governor’s Committee on Scholastic Achievement Award.
Mr. Hymowitz was selected to serve on the Board because of his legal background and business experience.

2023
Committee Memberships:

N/A

Age:	Thomas J. Segrave, Sr.
73
Director Since:
Thomas J. Segrave, Sr. has extensive experience in the aviation industry and serving on the boards of directors of various companies. From 1985 until 1999, Mr. Segrave Sr. served as the Chairman and Chief Executive Officer of American Coatings Technologies, Inc. Mr. Segrave Sr. was also involved with the capital formation of Segrave Aviation, Inc. in 1991 and served as the Chief Financial Officer of Segrave Aviation from 2000 to 2010. From 1995 to 2000, Mr. Segrave Sr. served as the Chairman of the Board of Directors of Carver Machine Works, Inc., a renowned metal fabricator specializing in welding, precision machining and mechanical assembly. Since 2010, Mr. Segrave Sr. has served as a consultant for Advance Concrete, LLC.
Mr. Segrave, Sr. was selected to serve on the Board due to his extensive experience in the aviation industry.

2023
Committee Memberships:

Compensation
Nominating and Governance

Thomas J. Segrave, Sr. is the father of Thomas James Segrave Jr.

FLYEXCLUSIVE • 2024 Proxy Statement 21

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit and Risk Committee of the Board has appointed Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of the appointment of Elliot Davis is not required, the Company values the opinions of its stockholders and believes that stockholder ratification of the appointment is a good corporate governance practice.
Elliott Davis also served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as the Company's auditors, providing audit and non-audit related services. A representative of Elliott Davis is expected to virtually attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Elliott Davis is not ratified by the stockholders, the Audit and Risk Committee will consider this fact when it appoints the independent auditors for subsequent fiscal years. Even if the appointment of Elliott Davis is ratified, the Audit and Risk Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the best interest of the Company.

Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Elliott Davis, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors
The Board unanimously recommends a vote FOR the ratification of the appointment of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.

FLYEXCLUSIVE • 2024 Proxy Statement 22

Report of the Audit and Risk Committee of the Board of Directors

The Audit and Risk Committee has reviewed flyExclusive’s audited financial statements for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and flyExclusive’s independent registered public accounting firm. The Audit and Risk Committee has also received from, and discussed with, flyExclusive’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit and Risk Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and SEC.
flyExclusive’s independent registered public accounting firm also provided the Audit and Risk Committee with a formal written statement required by applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and flyExclusive, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit and Risk Committee concerning independence. In addition, the Audit and Risk Committee discussed with the independent registered public accounting firm its independence from flyExclusive.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit and Risk Committee recommended to the Board that the audited consolidated financial statements be included in flyExclusive’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Michael S. Fox (Chair)
Frank B. Holding Jr.
Peter B. Hopper

FLYEXCLUSIVE • 2024 Proxy Statement 23

Independent Registered Public Accounting Firm Fees and Other Matters

Aggregate fees billed for professional services rendered by Elliott Davis, PLLC for the years ended December 31, 2023 and 2022 were as follows:

	2023	2022
Audit Fees	$1,500,000	$1,325,000

Tax Fees	$520,000	$315,000
Total Fees	$2,020,000	$1,640,000

Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Elliott Davis. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of non-audit services by Elliott Davis is compatible with maintaining the principal accountant’s independence for the period of time during which it has served as our independent auditor.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On December 27, 2023, the Board approved the engagement of Elliott Davis as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2023. Accordingly, Marcum LLP (“Marcum”), EGA’s independent registered public accounting firm prior to the Business Combination, was informed that it would be dismissed and replaced by Elliott Davis as the Company’s independent registered public accounting firm.
Marcum’s report on the Company’s balance sheets as of December 31, 2022 and 2021, the related consolidated statements of income, stockholders’ deficit and cash flows for the year ended December 31, 2022 and for the period from January 28, 2021 (inception) through December 31, 2021 and the related notes (collectively, the “EGA financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the substantial doubt about the Company’s ability to continue as a going concern.
During the period from January 28, 2021 (inception), through December 31, 2022, and subsequent interim periods through December 27, 2023, there were no disagreements between EGA and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report covering such period.
During the period from January 28, 2021 (inception) through December 31, 2022, and the interim period through December 27, 2023, neither the Company or anyone acting on its behalf consulted Elliott Davis with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Elliott Davis that Elliott Davis concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

FLYEXCLUSIVE • 2024 Proxy Statement 24

Corporate Governance

General
The Company's business and affairs are managed under the direction of its Board. The Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for its Audit and Risk Committee, Compensation Committee, and Nominating and Corporate Governance Committee to assist it in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access the current Committee charters, Corporate Governance Guidelines, and Code of Business Conduct and Ethics in the “Governance Documents” section under the “Governance” section of the “Investors” page of the Company's website located at www.flyexclusive.com, or by writing to the Secretary at the Company's offices at 2860 Jetport Road, Kinston, North Carolina 28504.
Board Composition
As part of the Business Combination, EGA ( now flyExclusive), Mr. Segrave Jr., in his personal capacity and as custodian for shares of Class B common stock held in trusts for his children, and the Sponsor, entered into a Stockholders’ Agreement, pursuant to which Mr. Segrave Jr. (in his personal and custodial capacities) and the Sponsor agreed to vote each of their respective securities of flyExclusive that may be voted in the election of flyExclusive’s directors for two members nominated by the Sponsor. At this time, those two Sponsor nominees are Gregg S. Hymowitz and Gary Fegel.
In the event the Sponsor ceases, collectively, to own voting stock of the Company bearing at least: (A) 15% of the aggregate outstanding voting power of the Company, the Sponsor shall only be entitled to nominate one member of the Board as of the date Sponsor ceases to hold the aforementioned requisite securities of the Company; and (B) 5% of the aggregate outstanding voting power of the Company, the Sponsor shall no longer be entitled to nominate any members of the Board as of such date.
Board Diversity
We are committed to fostering an environment of diversity and inclusion, including among the members of our Board of Directors. Therefore, while the Board has not adopted a formal diversity policy, in considering director nominees, the Nominating and Governance Committee considers candidates who represent a mix of backgrounds and a diversity of gender, race, ethnicity, age, background, professional experience and perspectives that enhance the quality of the deliberations and decisions of our Board, in the context of both the perceived needs of the structure of our Board and the Company’s business and structure at that point in time.
The following chart summarizes certain self-identified personal characteristics of our directors, in accordance with Nasdaq Listing Rule 5605(f). The chart only includes information regarding directors nominated for reelection at the Annual Meeting. Each term used in the table has the definition provided in the rule and related instructions.

FLYEXCLUSIVE • 2024 Proxy Statement 25

Board Diversity Matrix (as of [_____], 2024)

Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		5		2
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background				2

Director Independence
By virtue of the combined voting power of the former equityholders of LGM who hold more than 50% of the total voting power of our shares of outstanding capital stock, we qualify as a “controlled company” within the meaning of the corporate governance standards of the NYSE American. Under these rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements that (i) a majority of our Board consist of independent directors, (ii) we have a compensation committee composed entirely of independent directors and (iii) we have a nominating/corporate governance committee composed entirely of independent directors.
We are relying on all three of these exemptions. As a result, our Board does not consist of a majority of independent directors, we do not have a compensation committee consisting entirely of independent directors, and we do not have a nominating/corporate governance committee that is composed entirely of independent directors.
The Board undertook a review of the independence of the directors and considered whether any director has a material relationship with the Company that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. The Board has affirmatively determined that Mr. Michael S. Fox, Frank B. Holding, Jr. and Peter Hopper are each an “independent director,” as defined under the rules of the NYSE American. In making this determination, the Board considered the current and prior relationships that each of those three directors has with our Company and all other facts and circumstances the Board deemed relevant in determining their independence.

Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for carrying out the responsibilities delegated by the Board relating to the Company's director nomination process and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may retain and obtain the advice and assistance of outside counsel and such other advisors as it deems necessary. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.
The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order to be recommended to the Board of Directors, but rather the Board believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. The Nominating and Corporate Governance Committee conducts appropriate inquiries into the backgrounds and qualifications of possible nominees and investigates and reviews each proposed nominee’s qualifications for service on the Board.

FLYEXCLUSIVE • 2024 Proxy Statement 26

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names and addresses of the recommended individuals, together with appropriate biographical information and background materials, along with a description of any direct or indirect material interest in any material contract or agreement with the Company to the Nominating and Corporate Governance Committee, c/o Secretary, flyExclusive, Inc., 2860 Jetport Road, Kinston, North Carolina 28504.
The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. It is the policy of the Nominating and Corporate Governance Committee that candidates recommended by stockholders will be given appropriate consideration in the same manner as other candidates. The procedure for submitting candidates for consideration by the Nominating and Corporate Governance Committee for election at our 2024 annual meeting is described under “Stockholder Proposals.” In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and interested parties and for providing copies or summaries to the directors as he or she considers appropriate.
Communications are forwarded to the Board or individual directors, as applicable, if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, flyExclusive, Inc., 2860 Jetport Road, Kinston, North Carolina 28504.
Board Leadership Structure and Role in Risk Oversight
While management is responsible for managing the day-to-day issues faced by the Company, our Board of Directors has an active role in the oversight of the Company’s risk management efforts. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board’s appetite for risk. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.
The Board also relies on its committees for specific risk oversight. In particular, the Audit Committee oversees risk related to our accounting, tax, financial and public disclosure processes, as well as risks associated with our financial assets. The Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company.
In order to promote open discussion among non-employee directors, our Board of Directors has a policy of regularly conducting executive sessions of non-employee directors at scheduled meetings and at such other times requested by any non-employee director. In December 2023, Michael S. Fox was selected by the Board to serve as lead independent director. As lead independent director, Mr. Fox provides valuable leadership to the independent directors, presides over meetings and sessions of the independent directors, and advises the Board on matters where there may be an actual or perceived conflict of interest.
Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Mr. Segrave Jr. serves as our Chief Executive Officer and our Board appointed him as chairman of the Board in December 2023.

FLYEXCLUSIVE • 2024 Proxy Statement 27

Code of Ethics and Conflict of Interest Policy
The Company has a written Code of Ethics and Conflict of Interest Policy that applies to its directors, officers and employees, as well as to directors, officers and employees of each subsidiary. A current copy of the Code is posted on the Company's website, www.flyexclusive.com under the “Governance” section of the “Investors” page. In addition, the Company intends to post on its website all disclosures that are required by law or NYSE American listing standards concerning any amendments to, or waivers from, any provision of the Code.
Anti-Hedging Policy
The Board has adopted an Insider Trading Policy, which applies to all of the employees, directors, executive officers and their assistants and consultants. The policy applies to all transactions in the Company’s securities, including common stock, options to purchase common stock, and any other securities the Company may issue from time to time, such as preferred stock, warrants or convertible debentures, as well as to derivative securities relating to the Company’s stock, such as exchange-traded options, whether or not issued by the Company.
Compensation Recovery Policy
The Board has adopted a Clawback Policy intended to comply with the final clawback rules adopted by the SEC pursuant to Section 10D and Rule 10D-1 of the Exchange Act, and the related NYSE listing requirements (together, the “Final Clawback Rules”) The Clawback Policy requires the Company to recover reasonably promptly any erroneously awarded compensation received by current and former executive officers (as defined in the Clawback Policy) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Company may recoup from current or former executive officers erroneously awarded compensation received within a look-back period of the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement. A copy of the policy was filed as Exhibit 97 to our Annual Report on Form 10-K, filed with the SEC on May 1, 2024.
Attendance by Members of the Board of Directors at Meetings
Because the Business Combination was consummated on December 27, 2023, the current Board of flyExclusive did not hold any meetings in 2023 nor did any of its committees although the Board did act by written consent immediately after the close of the Business Combination. Prior to the Business Combination, the EGA board of directors held [__] in person meetings during the fiscal year ended December 31, 2023, and otherwise took action by written consent. During the fiscal year ended December 31, 2023, each director of EGA attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he served as a director.
Under the Corporate Governance Guidelines, which are available on the Company's website at www.flyexclusive.com (in “Governance Documents” under the “Governance” section of the “Investors” page), a director is expected to spend the time and effort necessary to properly discharge his responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

FLYEXCLUSIVE • 2024 Proxy Statement 28

Committees of the Board

The Board has established an Audit and Risk Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee each of which operates under a written charter that has been approved by the Board.
The members of each of the Board committees and committee Chairpersons as of [October 1,] 2024, are set forth in the following chart.

Name	Audit and Risk	Compensation	Nominating and Corporate Governance	Safety
Thomas James Segrave Jr.			X
Gary Fegel
Michael S. Fox	Chairperson			X
Frank B. Holding Jr.	X	X	Chairperson	X
Peter B. Hopper	X	Chairperson	X
Gregg S. Hymowitz
Thomas J. Segrave, Sr.		X	X	Chairperson

Audit and Risk Committee
The Board has a separately designated standing Audit and Risk Committee which consists of Michael S. Fox, Frank B. Holding Jr. and Peter B. Hopper, with Mr. Fox serving as Chairperson since December 2023. The Board has determined that Mr. Fox qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K and that each member of the Audit and Risk Committee is independent for purposes of NYSE American rules and is able to read and understand fundamental financial statements.
Our Audit and Risk Committee’s responsibilities include:
•selecting and retaining an independent registered public accounting firm to act as the Company’s independent auditors for the purpose of auditing the Company’s annual financial statements, books, records, accounts and internal controls over financial reporting;
•setting the compensation of, overseeing the work done by and terminating, if necessary, the Company’s independent auditors;
•selecting, retaining, compensating, overseeing and terminating, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company;
•determining, in its capacity as a committee of the Board, appropriate funding for the payment of compensation to the Company’s independent auditors and any other accounting firm engaged to perform services for the Company;
•approving audit engagement fees and terms, and pre-approving all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms;
•establishing policies and procedures for the pre-approval of permitted services by the Company’s independent auditors and other registered public accounting firms on an ongoing basis;
•obtaining and reviewing, at least annually, a report by the Company’s independent auditors that describes (1) the accounting firm’s internal quality control procedures, (2) any issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board (“PCAOB”) review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, and (3) all relationships between the firm and the Company or any of its subsidiaries; and discussing with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the auditors;
•evaluating, at least annually, the qualifications, performance and independence of the Company’s independent auditors, including the evaluation of the lead audit partner, and to assure the regular rotation of

FLYEXCLUSIVE • 2024 Proxy Statement 29

the lead audit partner at the Company’s independent auditors and consider regular rotation of the accounting firm serving as the Company’s independent auditors;
•reviewing and discussing with the Company’s independent auditors (1) the auditors’ responsibilities under generally accepted auditing and PCAOB standards and the responsibilities of management in the audit process, (2) the overall audit strategy, (3) the scope and timing of the annual audit, (4) any significant risks identified during the auditors’ risk assessment procedures and (5) when completed, the results, including significant findings, of the annual audit;
•reviewing and discussing with the Company’s independent auditors and management (1) any audit problems or difficulties, including difficulties encountered by the Company’s independent auditors during their audit work (such as restriction on the scope of their activities or their access to information), (2) any significant disagreement with management, and (3) management’s response to these problems, difficulties, or disagreements; and resolving any disagreements between the Company’s auditors and management;
•reviewing with management and the Company’s independent auditors: any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles; any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative GAAP methods; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements;
•reviewing with management and the Company’s independent auditors the adequacy and effectiveness of the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s processes, controls and procedures and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such processes, controls and procedures, and reviewing and discussing with management and the Company’s independent auditors disclosure relating to the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures, and the independent auditors’ report on the effectiveness of the Company’s internal control over financial reporting;
•reviewing and discussing with the Company’s independent auditors any other matters required to be discussed by the PCAOB’s Auditing Standards, including (a) any new accounting pronouncements; and (b) PCAOB Auditing Standards No. 1301, Communications with Audit Committees, which relates to the conduct of the audit, including any difficulties encountered in the course of the audit work, restrictions on the scope of activities or access to requested information, and any significant disagreements with management, and management’s response;
•reviewing and discussing with the Company’s independent auditors and management the Company’s annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s annual report on Form 10-K before the Form 10-K is filed;
•recommending to the Board that the audited financial statements be included in the Company’s Form 10- K and produce the audit committee report required to be included in the Company’s proxy statement;
•reviewing and discussing with the Company’s independent auditors and management the Company’s quarterly financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s quarterly report on Form 10-Q before the Form 10-Q is filed;
•ensuring internal audit services functionally reports to the Committee;
•selecting and retaining services of internal audit providers, if outsourced, and to conduct annual performance reviews of in-house internal audit providers;
•reviewing, discussing with the Company’s independent auditors, and approving the functions of the Company’s internal audit provider or department, including its purpose, authority, organization, responsibilities, budget, staffing and performance;
•reviewing the scope, performance and results of such department’s internal audit plans, including any reports to management and management’s response to those reports;
•reviewing and discussing with management and the Company’s independent auditors: the Company’s earnings press releases, including the type of information to be included and its presentation and the use of any pro forma, adjusted or other non-GAAP financial information; and any financial information and earnings guidance provided to analysts and ratings agencies; including the type of information to be disclosed and type of presentation to be made;

FLYEXCLUSIVE • 2024 Proxy Statement 30

•setting clear Company hiring policies for employees or former employees of the Company’s independent auditors that participated in any capacity in any Company audit;
•establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;
•reviewing the Company’s compliance with applicable laws and regulations and to review and oversee the Company’s policies, procedures, and programs designed to promote and monitor legal and regulatory compliance;
•reviewing, approving and overseeing any transaction and any other potential conflict of interest situations between the Company and any related person (as defined in Item 404 of Regulation S-K), other than any compensation arrangements reviewed and approved by the Compensation Committee of the Board or a duly authorized Subcommittee;
•reviewing and discussing with management and the internal audit provider or department the risks faced by the Company and the policies, guidelines and processes by which management assesses and manages the Company’s risks, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
•approving the Company’s risk management framework and periodically review and evaluate the adequacy and effectiveness of such framework;
•approving a statement or statements defining the Company’s risk appetite, monitor the Company’s risk profile and provide input to management regarding the Company’s risk appetite and risk profile;
•overseeing management’s implementation and management of, and conformance with, the Company’s significant risk management policies, procedures, limits and tolerances;
•approving any and all significant changes, additions or deletions to the Company’s risk management framework and function
•receiving from members of management, and other officers or employees as appropriate, periodic reports on, and reviews of, the Company’s risk management framework and risk management programs and their results. The subject of such reports will include, but not be limited to:
a. Funds management;
b. Capital planning and management;
c. Investment portfolios; and
d. Plans and risks associated with information technology and management information systems including information security and business recovery planning); and
e. discussing with management the Company’s major risk exposures and review the steps management has taken to identify, monitor and control such exposures;
•reviewing the independence, authority and adequacy of the risk management function and ensuring that the senior–level risk management officers have sufficient stature, authority and seniority, and resources to carry out such officers’ responsibilities;
•coordinating and sharing information with, or receiving information from, other Board committees concerning risk management matters within such other committees’ respective areas of oversight and responsibility; and
•performing any other activities, including delegating its authority to one or more subcommittees or to management in furtherance of its responsibilities, consistent with its charter, the Company’s bylaws and governing law, as the committee or the Board deems necessary or appropriate or as required by law or regulation.
The Audit and Risk Committee charter is available on the Company's website, located at www.flyexclusive.com, in “Governance Documents” under the “Governance” section of the “Investors” page of the website.
Compensation Committee
The Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. The members of the Compensation Committee are Frank B. Holding Jr., Peter B. Hopper and Thomas J. Segrave Sr., with Mr. Hopper serving as Chairperson since December 2023.
In fulfilling its purpose, the Compensation Committee has the following principal duties:
•reviewing and approving annually the corporate goals and objectives applicable to the compensation of the CEO, evaluating at least annually the CEO’s performance in light of those goals and objectives, and determining and approving the CEO’s compensation level based on this evaluation;

FLYEXCLUSIVE • 2024 Proxy Statement 31

•reviewing and approving the compensation of all other executive officers;
•reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending such plans for approval by the shareholders of the Company, which includes the ability to adopt, amend and terminate such plans;
•administering the Company’s incentive compensation plans and equity-based plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted and the terms and conditions applicable to each award or grant, subject to the provisions of each plan;
•reviewing, approving and, when appropriate, recommending to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans;
•reviewing the Company’s incentive compensation arrangements to determine whether they encourage fraud or excessive risk-taking, reviewing and discussing at least annually the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk;
•reviewing and recommending to the Board for approval the frequency with which the Company will conduct shareholder advisory votes on executive compensation;
•reviewing and approving the proposals regarding the shareholder advisory votes on executive compensation and the frequency of the shareholder advisory votes on executive compensation to be included in the Company’s proxy statement;
•reviewing director compensation for service on the Board and Board committees at least once a year and recommending any changes to the Board;
• reviewing and discussing with management the Company’s Compensation Discussion and Analysis (“CD&A”) and the related executive compensation information, recommending that the CD&A and related executive compensation information be included in the Company’s annual report on Form 10-K and proxy statement, and producing the compensation committee report on executive officer compensation required to be included in the Company’s proxy statement or annual report on Form 10-K; and
•performing any other activities, including delegating its authority to one or more subcommittees or to management in furtherance of its responsibilities, consistent with its charter, the Company’s bylaws and governing law, as the committee or the Board deems necessary or appropriate or as required by law or regulation.
The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on the Company's website at www.flyexclusive.com, in “Governance Documents” under the “Governance” section of the “Investors” page, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
Nominating and Corporate Governance Committee
The members of the Compensation Committee are Frank B. Holding Jr. and Peter B. Hopper, Thomas J. Segrave, Sr. and Thomas J. Segrave Jr., with Mr. Holding Jr. serving as Chairperson since December 2023. The Nominating and Corporate Governance Committee’s responsibilities include:
•determining the qualifications, qualities, skills, and other expertise required to be a director and developing criteria to be considered in selecting nominees for director (the “Director Criteria”);
•identifying and screening individuals qualified to become members of the Board, consistent with the Director Criteria;
•recommending to the Board the nominees to be submitted to a shareholder vote at the Annual Meeting;
•if a vacancy on the Board occurs, identifying, selecting and recommending to the Board candidates to fill such vacancy either by election by shareholders or appointment by the Board;
•developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, reviewing these principles at least once a year and recommending any changes to the Board.
•developing, subject to approval by the Board, a process for an annual evaluation of the Board and its committees and overseeing the conduct of this annual evaluation.

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•developing and recommending to the Board for approval standards for determining whether a director has a relationship with the Company that would impair his or her independence;
•reviewing and approving the disclosures regarding corporate governance, the operations of the committee and director independence required by the rules of the SEC to be included in the Company’s Annual Report on Form 10-K or proxy statement; and
•performing any other activities, including delegating its authority to one or more subcommittees or to management in furtherance of its responsibilities, consistent with its charter, the Company’s bylaws and governing law, as the committee or the Board deems necessary or appropriate or as required by law or regulation.
The Nominating and Corporate Governance Committee charter is available on the Company's website, www.flyexclusive.com, in “Governance Documents” under the “Governance” section of the “Investors” page. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or to consider director candidates recommended by the stockholders.
Equity Compensation Plans
The following table provides, as of December 31, 2023, equity compensation plan information for all plans under which equity securities are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options and rights (a)		Weighted- average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected under column (a)) (c)
Equity compensation plans approved by security holders	_	$	_	$6,000,000
Equity compensation plans not approved by security holders	NA		NA	NA
Total	_	$	_	$6,000,000

Our 2023 Equity Incentive Plan (the “2023 Plan”) became effective on December 27, 2023, after its approval by our stockholders on December 7, 2023.

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Executive and Director Compensation

Executive Compensation
This section discusses the material components of the executive compensation program for our principal executive officer and our two other most highly compensated persons serving as executive officers as of December 31, 2023. These executives, who continue to serve in these positions, are referred to as the “named executive officers.” We paid no compensation to our directors in 2023 or 2022. EGA paid no compensation to its executive officers or its directors in 2023 or 2022.
In fiscal year 2023, LGM’s “named executive officers” and their positions were as follows:
•Thomas James (“Jim”) Segrave Jr., Founder, Chairman of the Board and Chief Executive Officer (the “CEO”);
•Billy Barnard, Interim Chief Financial Officer;
•Michael (“Mike”) Guina, Chief Operating Officer; and
•Brent Smith, former Chief Financial Officer, who resigned as of September 27, 2023.

2023 Summary Compensation Table
The table below shows compensation of LGM’s named executive officers for the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Jim Segrave, Founder, Chairman of the Board and Chief Executive Officer	2023	—	—	$8,770,917(1)	$8,770,917
	2022	—	—	$9,219,645(2)	$9,219,645
Billy Barnard, Interim Chief Financial Officer(7)	2023	$370,000	$100,000	$24,159(3)	$494,159
	2022	$360,000	—	$19,108(4)	$379,108
Mike Guina, Chief Operating Officer	2023	$342,500	$1,210	$19,138(5)	$362,848
	2022	$300,000	—	$66,147(6)	$366,147
Brent Smith, Former Chief Financial Officer(8)	2023	$277,083	$175,000	$21,111(9)	$473,194
(1) Reflects $8,500,000 in distributions from LGM to Mr. Segrave in lieu of salary for his service as CEO in 2023, $25,684 in tuition payments for Mr. Segrave’s children, $220,139 incremental cost to LGM with respect to Mr. Segrave’s use of 120.4 hours of flight time on LGM’s aircraft in fiscal year 2023 and $25,094 for health and life insurance related benefits.
(2) Reflects $9,037,000 in distributions from LGM to Mr. Segrave in lieu of salary for his service as CEO in 2022 and $182,645 of incremental cost to LGM with respect to Mr. Segrave’s use of 114.2 hours of flight time on LGM’s aircraft in fiscal year 2022.
(3) Reflects $13,200 in contributions by LGM to Mr. Barnard’s 401(k) plan and $10,959 for health and life insurance related benefits.
(4) Reflects $11,550 in contributions by LGM to Mr. Barnard’s 401(k) plan and $7,558 for health and life insurance related benefits.
(5) Reflects $6,089 in payments and per diems related to Mr. Guina’s service as a pilot for LGM from time to time and $13,049 in health and life insurance related benefits.
(6) Reflects $46,973 in payments and per diems related to Mr. Guina’s service as a pilot for LGM from time to time and $19,174 for health and life insurance related benefits.
(7) Mr. Barnard resigned as of June 18, 2024.

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(8) Mr. Smith resigned as of September 27, 2023.
(9) Reflects $21,033 in cash-out of accrued paid time off and $78 in health and life insurance related benefits.
2023 Narrative to Summary Compensation Table
Base Salaries
The named executive officers receive their respective base salaries to compensate them for services rendered to LGM (other than in 2022 and 2023 with respect to Mr. Segrave Jr., who received distributions from LGM in lieu of a base salary). The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
The 2023 base salaries for Messrs. Barnard, Guina and Smith were $370,000, $342,500 and $277,083, respectively. Mr. Segrave Jr. received distributions from LGM in the amount of $8,500,000.
Annual Incentive Cash Bonuses
From time to time, LGM pays cash bonuses to its named executive officers for the achievement of certain objective and/or subjective performance goals, in the discretion of Mr. Segrave Jr.
Long-Term Equity Incentive
None of LGM’s named executive officers received any stock options or other incentive equity awards in fiscal year 2022 or 2023.
Other Elements of Compensation
Retirement Plans
The named executive officers are eligible to participate in a 401(k) retirement savings plan maintained by LGM. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. In 2022, contributions made by participants, including the named executive officers, in the 401(k) plan were 50% matched by LGM up to 8% of the employee’s compensation. These matching contributions are generally unvested as of the date on which the contribution is made, and vest 20% over a five-year period, subject to continued service. We anticipate that, following consummation of the Business Combination, our named executive officers will continue to participate in the 401(k) plan on the same terms as other full-time employees.
Employee Benefits
LGM provides benefits to its named executive officers on the same basis as provided to all of its employees, including health, dental and vision insurance; life insurance; accidental death insurance, and dismemberment insurance; and disability insurance.
Aircraft Use
LGM’s executive officers use its aircraft for flights directly related to their business duties. LGM also allows some executive officers to use its aircraft for personal benefit. Certain executive officers are allocated a specific number of flight hours on an annual basis while other executive officers are granted flight hours from time to time at the discretion of Mr. Segrave Jr. Flight hours granted to executives may be used by the executive and their immediate family members. The aggregate incremental cost to LGM of Mr. Segrave Jr.’s personal use of its aircraft was $182,645 and $220,139 for 2022 and 2023, respectively. No other executive officer used Company aircraft for personal reasons in 2022 or 2023. LGM determines the incremental cost of the personal use of its aircraft based on the variable operating costs to LGM, which includes (i) landing, ramp and parking fees and expenses, (ii) crew travel expenses, (iii) aircraft fuel expenses per hour of flight and (iv) incidental expenses. Primarily, LGM’s aircraft are used for business purposes; therefore, fixed costs that do not change based on each usage, such as pilot and crew salaries, lease or purchase costs of aircraft and maintenance costs, are not included in the formula for determining incremental cost. The executive officers incur taxable income for the usage of their granted flight time, calculated in accordance with the tax Standard Industry Fare Level. LGM does not grant bonuses to its executive officers to cover or “gross-up” any income tax owed for use of flight hours for personal benefit. Certain executive officers may also pay for additional flight time in excess of the flight hours allocated to them, based on discounted hourly rates that cover the incremental costs to LGM. Executive officers’ use of personal flight hours is also subject to certain conditions and restrictions, such as minimum notice periods, peak days and minimum daily flight times.
Outstanding Equity Awards at Fiscal Year-End

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As of December 31, 2023, there were no outstanding equity awards held by any of the named executive officers.
Employment Agreements with Our Named Executive Officers
LGM entered into an executive employment agreement with Mr. Segrave, Jr., effective April 1, 2023, with an initial term of five years. Pursuant to his employment agreement, Mr. Segrave, Jr. receives an annual base salary of $8,500,000, which is subject to annual review by the PubCo board of directors (the “PubCo Board”) to determine whether an increase (but not decrease) is warranted. Mr. Segrave, Jr. is eligible to receive an annual cash bonus of up to 100% of his base salary, as determined by the PubCo Board in its sole discretion, based on the achievement during the applicable year of (i) objectives for LGM as a whole established by the PubCo Board at the beginning of the applicable year and (ii) objectives for Mr. Segrave, Jr. agreed by the PubCo Board and Mr. Segrave, Jr. at the beginning of the applicable year. Mr. Segrave, Jr. must be employed by LGM through December 31 of the applicable year to earn the annual bonus for such year, which bonus (if any) will be paid no later than the following March 15. Mr. Segrave, Jr. is also eligible to participate in all employee benefit plans that LGM makes available to its senior executives from time to time.
If the employment of Mr. Segrave Jr. is terminated (A) by LGM other than by reason of death, disability or “Cause” (including LGM’s non-renewal of the employment agreement), or (B) by Mr. Segrave Jr. for “Good Reason” (as each such term is defined in the employment agreement), LGM shall provide Mr. Segrave Jr. with the following separation benefits: (i) continued payment of Mr. Segrave Jr.’s base salary for a period of 24 months, (ii) an amount equal to two times his target bonus for the year of termination (to be not less than 100% of his base salary), (iii) subject to Mr. Segrave Jr.’s timely election of continued health insurance coverage under COBRA, fully subsidized premiums for such continuation coverage for Mr. Segrave Jr. and his eligible dependents until the earlier of (x) the end of the salary continuation period and (y) the date Mr. Segrave Jr. becomes eligible for group health insurance coverage under another employer’s plan, and (iv) such other or additional benefits, if any, as may be provided under the applicable employee benefit plans, programs and arrangements of LGM. All separation benefits are subject to Mr. Segrave Jr. timely entering into and not revoking a separation and release of claims agreement in favor of LGM and its affiliates. “Good Reason” is defined in the agreement as any material breach of this Agreement by the Company, any material reduction by the Company of Mr. Segrave Jr.’s duties, responsibilities, or authority, a relocation of the Company’s principal place of business to which Mr. Segrave Jr. reports more than 25 miles from its immediately preceding location, or a material reduction in Mr. Segrave Jr.’s annual base salary unless all officers and/or members of the Company’s executive management team experience an equal or greater percentage reduction in annual base salary and/or total compensation.
LGM entered into an executive employment agreement with Mr. Guina, effective April 21, 2023, with an initial term of two years. Pursuant to his employment agreement, Mr. Guina receives an annual base salary of $360,000, which is subject to annual review by LGM’s CEO to determine whether an increase is warranted. Mr. Guina is eligible to receive an annual cash bonus of up to 50% of his base salary, as determined by LGM’s CEO in his sole discretion, based on the achievement, during the applicable year of (i) objectives for LGM as a whole established by the LGM CEO at the beginning of the year and (ii) objectives for Mr. Guina, agreed by the LGM CEO and Mr. Guina at the beginning of the applicable year. Mr. Guina must be employed by LGM through December 31 of the applicable year to earn the annual bonus for such year, which bonus (if any) will be paid no later than the following March 15. Mr. Guina is also eligible to participate in all employee benefit plans that LGM makes available to its senior executives from time to time. In addition, Mr. Guina’s employment agreement subjects him to customary provisions regarding invention assignment and use of LGM’s confidential information.
If the employment of Mr. Guina is terminated (A) by LGM other than by reason of death, disability or “Cause” (including LGM’s non-renewal of the employment agreement), or (B) by Mr. Guina for “Good Reason” (as each such term is defined in the employment agreement), LGM shall provide Mr. Guina with the following separation benefits: (i) continued payment of Mr. Guina’s base salary for a period of one month, (ii) subject to Mr. Guina’s timely election of continued health insurance coverage under COBRA, fully subsidized premiums for such continuation coverage for Mr. Guina and his eligible dependents until the earlier of (x) the end of the salary continuation period and (y) the date Mr. Guina becomes eligible for group health insurance coverage under another employer’s plan, and (iii) such other or additional benefits, if any, as may be provided under the applicable employee benefit plans, programs and arrangements of LGM. All separation benefits are subject to Mr. Guina timely entering into and not revoking a separation and release of claims agreement in favor of LGM and its affiliates. “Good Reasons” is defined the same in Mr. Guina’s agreement as it is in Mr. Segrave Jr.’s agreement.
Security Ownership of Certain Beneficial Owner and Management

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The following table sets forth information regarding beneficial ownership of our Class A Common Stock as of August 31, 2024, following the consummation of the Business Combination by:
•each person known by us to be the beneficial owner of more than 5% of outstanding shares of our Common Stock;
•each of our executive officers and directors that beneficially owns our shares of common stock; and
•all our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Voting power represents the combined voting power of shares of Class A Common Stock and shares of Class B Common Stock owned beneficially by such person. On all matters to be voted upon, holders of shares of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Currently, all of the shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis.
The ownership percentages in the table below are calculated based on (i) 18,199,586 outstanding shares of Class A Common Stock, (ii) 59,930,000 outstanding shares of Class B Common Stock, (iii) 59,930,000 outstanding LGM Common Units, (iv) 2,519,869 outstanding publicly traded warrants, and (v) 4,333,333 outstanding private placement warrants, in each case as of August 31, 2024. As explained in footnote (2) below, for purposes of determining the percentage of Class A Common Stock beneficially owned by each holder, the table assumes that all LGM Common Units, publicly traded warrants and private placement warrants are exercised or exchanged for one share of Class A Common Stock and that such shares are deemed issued and outstanding and included in the denominator for all holders (to avoid a distorted and potentially misleading presentation of percentage share ownership by holder). The shares of Class A Common Stock beneficially owned by Segrave Jr. are subject to a one-year lock-up period subject to the terms and conditions of the Stockholders’ Agreement. The 5,625,000 shares of Class A Common Stock beneficially owned by EG Sponsor LLC (representing the former Founder Shares) are subject to a three-year lock-up period subject to the terms of the letter agreement executed in connection with the initial public offering of EG Acquisition Corp.

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The number of shares owned by each of the 5% owners, executive officers and directors in the table below is based on information available to the Company as of August 31, 2024. There are no known arrangements which may at a subsequent date result in a change in control of the Company.

	Common Stock Beneficially Owned(1) (2)		Class B Common Stock Beneficially owned		Combined Voting Power
Name and Address of Beneficial Owner	Number	%	Number	%
Executive Officers and Directors(3)
Jim Segrave(4)	59,930,000	66.6%	59,930,000	100%	66.6%
Mike Guina	—	—%	—	—	—%
Matthew Lesmeister	—	—%	—	—	—%
Zachary M. Nichols	—	—%	—	—	—%
Gary Fegel	—	—%	—	—	—%
Gregg Hymowitz(5)	23,285,045	25.9%	—	—	25.9%
Mike Fox	—	—%	—	—	—%
Peter Hopper	—	—%	—	—	—%
Frank Holding, Jr.	—	—%	—	—	—%
Tom Segrave	—	—%	—	—	—%
All Executive Officers and Directors as a Group (9 individuals)(6)	83,215,045	92.5%	59,930,000	100%	92.5%
Principal Holders of Class A Common
EG Sponsor LLC(6)(10)	10,958,333	12.2%	—	—	12.2%
EnTrust Emerald (Cayman) LP(7)(11)	9,517,808	10.6%	—	—	10.6%
ETG Omni LLC(8)	2,808,904	3.1%	—	—	3.1%
EnTrust Magnolia Partners LP(9)	1,123,562	1.2%	—	—	1.2%
__________________
(1)Includes 6,853,202 shares of Class A Common Stock issuable upon the exercise of the 2,519,869 outstanding publicly traded warrants and 4,333,333 private placement warrants as if such warrants were exercised on August 31, 2024.
(2)For purposes of determining the percentage of Class A Common Stock beneficially owned by each holder, the table assumes that all LGM Common Unit, publicly traded warrants and private placement warrants are exercised or exchanged for one share of Class A Common Stock and that such shares are deemed issued and outstanding and included in the denominator for all holders (to avoid a distorted and potentially misleading presentation of percentage share ownership by holder).
(3)Unless otherwise noted, the business address of each of the directors and executive officers listed (other than Gregg Hymowitz) is c/o flyExclusive, Inc., 2860 Jetport Road, Kinston, NC 28504 and the business address of Gregg Hymowitz and each of the entities listed is c/o EnTrust Global, 375 Park Avenue, 24th Floor, New York, NY 10152.
(4)Class A Common Stock holdings consist of 59,930,000 LGM Common Units, which are exchangeable on a one-for-one basis of Class A Common Stock. Of these LGM Common Units, (i) 57,530,000 LGM Common Units are held directly by Segrave Jr. and (ii) 600,000 LGM Common Units are held through four custodial accounts established for his four children pursuant to the Uniform Transfer to Minor Act for which the Reporting Person is custodian (collectively, the “Trusts”). In addition, Segrave Jr. beneficially owns an aggregate of 59,930,000 shares of Class B Common Stock, which is comprised of the same ownership amounts for Segrave Jr. and the Trusts as the LGM Common Units. From and after December 27, 2024, Segrave Jr. may redeem or exchange one LGM Common Unit for one share of Class A Common Stock or, under certain circumstances, a cash payment based on the value of Class A Common Stock. At the time of any such redemption or exchange, Segrave Jr. would forfeit an equivalent number of shares of Class B Common Stock to the Company. Each share of our Class A Common Stock carries one vote per share and each share of Class B Common Stock carries one vote per share and no economic rights.
(5)Represents shares beneficially owned by Sponsor, EnTrust Emerald (Cayman) LP and ETG Omni LLC. See footnotes (6), (7) and (8) below.
(6)EnTrust Global Management GP LLC is the managing member of the Sponsor and as such has voting and investment discretion with respect to the Class A Common Stock held of record by the Sponsor and may be deemed to have shared beneficial ownership (along with EnTrust Global Management GP LLC, GH Onshore GP LLC and our Sponsor) of the Class A Common Stock held directly by the Sponsor. Gregg Hymowitz, one of our directors, is the sole and managing member of GH Onshore GP LLC, which is the managing member of EnTrust Global Management GP LLC, and as a result, may be deemed to have shared beneficial ownership of the common stock held directly by the Sponsor. Each of EnTrust Global Management GP LLC, GH Onshore GP LLC and Gregg Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein. An affiliate of GMF Capital has an approximately 50% membership interest in the Sponsor. Each such

FLYEXCLUSIVE • 2024 Proxy Statement 38

person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(7)Gregg Hymowitz serves as the Founder and Chief Executive Officer of EnTrust Global, an affiliate of which serves as the general partner of EnTrust Emerald (Cayman) LP, and may be deemed to be the beneficial owner of such shares held by EnTrust Emerald (Cayman) LP. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(8)Gregg Hymowitz serves as the Founder and Chief Executive Officer of EnTrust Global, an affiliate of which serves as the general partner of ETG Omni LLC, and may be deemed to be the beneficial owner of such shares held by ETG Omni LLC. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(9)Of these shares, FE Manager LLC (which is not an affiliate of our Company) has sole voting and dispositive power.
(10)Includes 1,000,000 shares of Class A Common Stock issuable upon the exercise of the August 2024 Warrant associated with the Series B Stock Purchase Agreement.
(11)Includes 4,000,000 shares of Class A Common Stock issuable upon the exercise of the August 2024 Warrant associated with the Series B Stock Purchase Agreement.
Certain Relationships and Related Person Transactions

Related Person Transactions Policy
We have adopted a written related person transaction policy that will set forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
    •    any person who is one of our executive officers or one of our directors;
    •    any person who is known by us to be the beneficial owner of more than 5% of our voting shares;
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law,
•    brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting shares, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting shares; and
•    any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.
We also have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our audit and risk committee charter, the audit and risk committee will have the responsibility to review related party transactions.
EGA’s Related Party Transactions
Founder Shares
On January 29, 2021, we issued an aggregate of 5,750,000 Founder Shares to our Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.004 per share. In March 2021, EGA effected a stock dividend resulting in an increase in the total number of shares of EGA Class B Common Stock outstanding from 5,750,000 to 7,187,500. On May 25, 2021, the Sponsor surrendered an aggregate of 718,750 shares of EGA Class B Common Stock for no consideration, which were cancelled, resulting in an aggregate of 6,468,750 shares of EGA Class B Common Stock outstanding and held by the Sponsor. In July 2021, 843,750 of the Founder Shares were forfeited because the underwriters’ over-allotment was not exercised, resulting in a decrease in the total number of shares of EGA Class B Common Stock outstanding to 5,625,000, such that the total number of Founder Shares represented 20% of the total number of shares of EGA Common Stock outstanding. On May 19, 2023, EGA’s stockholders approved a proposal to amend EGA’s organizational documents to extend the deadline by which EGA’s initial business combination must be completed up to five times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Board). Following the approval of the amendment to EGA’s organizational documents, Sponsor elected to convert 5,624,000 of the 5,625,000 Founder Shares into the Converted Shares, such that the total number of Founder Shares and Converted Shares held by Sponsor represents 57% of the total number of shares of EGA Common Stock outstanding. The Founder Shares (including the EGA Class A

FLYEXCLUSIVE • 2024 Proxy Statement 39

Common Stock issuable upon conversion thereof) and Converted Shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.
Private Placement Warrants
Our Sponsor purchased an aggregate of 4,333,333 private placement warrants at a price of $1.50 per warrant in a private placement that occurred simultaneously with the closing of our IPO. As such, our Sponsor’s interest in this transaction is valued at $6,500,000. Each private placement warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. The private placement warrants (including the Class A Common Stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until three years after the completion of our initial business combination, except, (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members of our Sponsor, or any affiliates of our Sponsor, as well as affiliates of such members and funds and accounts advised by such members; (b) in the case of an individual, by gift to such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of an initial business combination at prices no greater than the price at which the shares or warrants were originally purchased; (f) in the event of our liquidation prior to the completion of our initial business combination; (g) by virtue of the laws of Delaware or our Sponsor’s limited liability company agreement upon dissolution of our Sponsor; or (h) in the event of our liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (e) or (g) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the Letter Agreement and by the same agreements entered into by our Sponsor with respect to such securities (including provisions relating to voting, the Trust Account and liquidation distributions), and they are not redeemable by us so long as they are held by our Sponsor or its permitted transferees.
Pursuant to the Letter Agreement, we will provide a right of first offer to our Sponsor if, in connection with or prior to the Closing, we propose to raise additional capital by issuing any equity securities, or securities convertible into, exchangeable or exercisable for equity securities (other than warrants in respect of working capital loans as described above or to any seller in such business combination).
Related Party Loans
Our Sponsor agreed to loan us up to $300,000 to be used for a portion of the expenses of our IPO. The Company paid the promissory note in full on June 30, 2021. On June 14, 2022, the Sponsor agreed to loan the Company $400,000 pursuant to a new promissory note (the “June 2022 Promissory Note”). On October 6, 2022, the Sponsor agreed to loan the Company $420,000 pursuant to a new promissory note (the “October 2022 Promissory Note”). On December 14, 2022, the Sponsor agreed to loan the Company $330,000 pursuant to a new promissory note (the “December 2022 Promissory Note”). On March 2, 2023, the Sponsor agreed to loan the Company $250,000 pursuant to a new promissory note (the “March 2023 Promissory Note”). On May 8, 2023, the Sponsor agreed to loan the Company $250,000 pursuant to a new promissory note (together with the June 2022 Promissory Note, October 2022 Promissory Note, December 2022 Promissory Note, and March 2023 Promissory Note, collectively the “Promissory Notes”). The Promissory Notes are non-interest bearing and payable on the earlier of: (i) November 28, 2023 and (ii) the date on which the Company consummates an initial business combination.
On June 1, 2023, the Company issued an unsecured promissory note (the “June 2023 Promissory Note”) in the principal amount of $240,000 to the Sponsor for general corporate purposes. The June 2023 Promissory Note bears no interest and is payable in full on the earlier of: (i) November 28, 2023 or (ii) the date on which the Company consummates an initial business combination. On June 1, 2023, the Company issued the June Extension Promissory Note in the principal amount of $160,000 to the Sponsor. The June Extension Promissory Note bears no interest and is payable in full on the date on which the Company consummates an initial business combination. On July 3, 2023, the Company issued the July Extension Promissory Note in the principal amount of $160,000 to the Sponsor. The July Extension Promissory Note bears no interest and is payable in full on the earlier of: (i) November 28, 2023 and (ii) the date on which the Company consummates an initial business combination. On August 3, 2023, the Company issued the August Extension Promissory Note in the principal amount of $270,000 to the Sponsor, of which $110,000 was for general corporate purposes. The August Extension Promissory Note bears no interest and is payable in full on the earlier of: (i) November 28, 2023 and (ii) the date on which the Company consummates an initial business combination. On September 1, 2023, the Company issued an unsecured promissory note (the “September 2023

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Promissory Note”) in the principal amount of $170,000 to the Sponsor for general corporate purposes. On September 1, 2023 the Company issued the September Extension Promissory Note in the principal amount of $160,000 to the Sponsor. On October 2, 2023, the Company issued an unsecured promissory note (the “October 2023 Promissory Note”) in the principal amount of $75,000 to the Sponsor for general corporate purposes. On October 2, 2023 the Company issued the October Extension Promissory Note in the principal amount of $160,000 to the Sponsor. The September 2023 Promissory Note, the September Extension Promissory Note and the October Extension Promissory Note bear no interest and are payable in full on the earlier of (i) November 28, 2023 and (ii) the date on which the Company consummates an initial business combination. On October 27, 2023, the Company issued an unsecured promissory note (the “November 2023 Promissory Note,” and together with the Promissory Notes, the June 2023 Promissory Note, the June Extension Promissory Note, the July Extension Promissory Note, the August Extension Promissory Note, the September 2023 Promissory Note, the September Extension Promissory Note, the October 2023 Promissory Note, the October Extension Promissory Note, and the November Extension Promissory Note, collectively, the “Company Promissory Notes”) in the principal amount of $80,000 to the Sponsor for general corporate purposes. On October 27, 2023, the Company issued the November Extension Promissory Note, in the principal amount of $160,000 to the Sponsor. The November 2023 Promissory Note and the November Extension Promissory Note bear no interest and are payable in full on the earlier of (i) December 28, 2023 and (ii) the date on which the Company consummates an initial business combination.
On December 27, 2023, in connection with the closing of the Business Combination transaction and as a means to refinance the Company Promissory Notes, the Company issued an unsecured promissory note (the “December 2023 Promissory Note”) with the Sponsor in the principal amount of $3,946,935. The December 2023 Promissory note bears interest at a rate of 8% and requires monthly interest payments of $26,313 from April 2024 through December 2024. the December 2023 Promissory Note is payable in full December 31, 2024.
As of April 30, 2024, there is $3,946,935 outstanding under the December 2023 Promissory Notes.
On August 25, 2023, the Company and the Sponsor entered into an amendment to an existing loan facility pursuant to which the Sponsor had previously agreed to loan the Company up to $1,000,000 to fund the Company’s ongoing expenses related to the extension of the Company’s existence. Pursuant to the amendment, the Sponsor agreed to (i) increase the amount of the loan facility by $500,000, from $1,000,000 to $1,500,000 in the aggregate, and (ii) extend the expiration date of the Sponsor’s commitment under the loan facility by one month, to October 28, 2023. On September 28, 2023 the Company and the Sponsor entered into an agreement further extending Sponsor’s commitment under the loan facility until the earlier of (i) November 28, 2023 and (ii) the date on which the Company consummates an initial business combination.
Bridge Notes
In connection with the execution of the Equity Purchase Agreement, on October 17, 2022, LGM entered into a senior subordinated convertible note with an investor and, for certain limited provisions thereof, EGA, pursuant to which LGM borrowed an aggregate principal amount of $50,000,000 at a rate of 10% per annum, payable in kind in additional shares of our Company upon the Closing. On October 28, 2022, LGM also entered into an Incremental Amendment with the Bridge Note Lenders on the same terms for an aggregate principal amount of $35,000,000, bringing the total principal amount of the Bridge Notes to $85,000,000 in the aggregate.
Concurrently with the Closing, the Bridge Notes automatically converted into the number of shares of Class A Common Stock equal to the quotient of (a) the total amount owed by LGM under the Bridge Notes (including accrued PIK interest) divided by (b) $10.00 (subject to adjustment in certain instances, as described in the Bridge Notes). Unless otherwise consented to by the Bridge Note Lenders, the proceeds of the Bridge Notes are to be used primarily for the acquisition of additional aircraft and payment of expenses related thereto.
Tax Receivable Agreement
At the Closing, we, LGM, the Existing Equityholders and the TRA Holder Representative entered into the Tax Receivable Agreement. Pursuant to the Tax Receivable Agreement, PubCo will generally be required to pay the Existing Equityholders 85% of the amount of savings, if any, in U.S. federal, state, local and foreign taxes that are based on, or measured with respect to, net income or profits, and any interest related thereto that the Tax Group (i.e., our Company and applicable consolidated, unitary, or combined subsidiaries (as defined in the Tax Receivable Agreement)) realizes, or is deemed to realize, as a result of certain Tax Attributes, including:
•tax basis adjustments resulting from the repurchase by LGM of LGM Common Units (including any such adjustments resulting from certain payments made by us under the Tax Receivable Agreement) in accordance with the terms of the Equity Purchase Agreement;

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•tax basis adjustments resulting from taxable exchanges of LGM Common Units (including any such adjustments resulting from certain payments made by us under the Tax Receivable Agreement) acquired by us from an Existing Equityholder pursuant to the terms of the Operating Agreement; and
• tax deductions in respect of portions of certain payments made under the Tax Receivable Agreement.
Under the Tax Receivable Agreement, the Tax Group will generally be treated as realizing a tax benefit from the use of a Tax Attribute on a “with and without” basis, thereby generally treating the Tax Attributes as the last item used, subject to several exceptions. Payments under the Tax Receivable Agreement generally will be based on the tax reporting positions that we determine (with the amount of subject payments determined in consultation with an advisory firm and subject to the TRA Holder Representative’s review and consent). The IRS or another taxing authority may challenge all or any part of a position taken with respect to Tax Attributes or the utilization thereof, as well as other tax positions that we take, and a court may sustain such a challenge. In the event that any Tax Attributes initially claimed or utilized by the Tax Group are disallowed, the Existing Equityholders will not be required to reimburse us for any excess payments previously made pursuant to the Tax Receivable Agreement, for example, due to adjustments resulting from examinations by taxing authorities. Rather, any excess payments made to such Existing Equityholder will be applied against and reduce any future cash payments otherwise required to be made by us to the applicable Existing Equityholders under the Tax Receivable Agreement, if any, after the determination of such excess. However, a challenge to any Tax Attributes initially claimed or utilized by the Tax Group might not arise for a number of years following the initial time of such payment and, even if challenged earlier, such excess cash payment may be greater than the amount of future cash payments that we might otherwise be required to make under the terms of the Tax Receivable Agreement. As a result, there might not be future cash payments against which such excess can be applied and we could be required to make payments under the Tax Receivable Agreement in excess of the Tax Group’s actual savings in respect of the Tax Attributes.
The Tax Receivable Agreement defines each of the following events as an Early Termination Event:
(i) we exercise our early termination rights under the Tax Receivable Agreement,
(ii) certain changes of control of our Company or LGM occur (as described in the Operating Agreement),
(iii) we, in certain circumstances, fail to make a payment required to be made pursuant to the Tax Receivable Agreement by its final payment date, which non-payment continues for 30 days following such final payment date, unless certain liquidity related or restrictive covenant related exceptions apply, or
(iv) we materially breach (or are deemed to materially breach) any of our material obligations under the Tax Receivable Agreement other than as described in the foregoing clause (iii), unless certain liquidity related or restrictive covenant related exceptions apply.
Upon an Early Termination Event, our obligations under the Tax Receivable Agreement will accelerate (except in certain limited circumstances, if the TRA Holder Representative so elects in the case of clauses (ii)- (iv)) and we will be required to make a lump-sum cash payment to all the Existing Equityholders equal to the present value of all forecasted future payments that would have otherwise been made under the Tax Receivable Agreement. This lump-sum payment would be based on certain assumptions, including those relating to there being sufficient future taxable income of the Tax Group to fully utilize the Tax Attributes over certain specified time periods and that all LGM Common Units that had not yet been exchanged for Class A Common Stock or cash are deemed exchanged for cash. The lump-sum payment could be material and could materially exceed any actual tax benefits that the Tax Group realizes subsequent to such payment.
As a result of the foregoing, in some circumstances (i) we could be required to make payments under the Tax Receivable Agreement that are greater than or less than the actual tax savings that the Tax Group realizes in respect of the Tax Attributes and (ii) it is possible that we may be required to make payments years in advance of the actual realization of tax benefits (if any, and may never actually realize the benefits paid for) in respect of the Tax Attributes (including if any Early Termination Event occurs).
Stockholders’ Agreement
At the Closing, the Existing Equityholders, Sponsor and we entered into the Stockholders’ Agreement. Pursuant to the Stockholders’ Agreement, among other things, the Existing Equityholders and our Sponsor will agree to vote their respective securities of our Company that may be voted in the election of our directors in accordance with the provisions of the Stockholders’ Agreement.
Our Board consists of seven directors. Our equityholders have the right to nominate directors as follows: the Sponsor, and its permitted transferees, by a majority of shares held by them, shall have the right to nominate, and our Board

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and the Existing Equityholders, and their permitted transferees, will appoint and vote for, two members of our Board, initially designated pursuant to the Stockholders’ Agreement as Gregg S. Hymowitz and Gary Fegel, and thereafter as designated by the Sponsor, and its permitted transferees, by a majority of shares held by them.
Each Existing Equityholder also agreed to a one-year lock-up period following the Closing with respect to the shares of Common Stock received by the Existing Equityholder in the Business Combination and certain other shares owned by the Existing Equityholder (the “Lock-up Shares”). However, prior to the expiration of the lock-up period, any Existing Equityholder is permitted to transfer the Lock-up Shares through (i) a pledge of up to 25% of each individual Existing Equityholder’s Lock-up Shares in connection with a bona fide transaction with a lender and disclosed in writing to our Board or (ii) a liquidation, merger, stock exchange, reorganization, or tender offer approved by our Board or a duly authorized committee thereof or other similar transaction that results in all of our stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Closing Date.
The Stockholders’ Agreement also contains certain provisions intended to maintain, following the Closing, our qualification as a “controlled company” for purposes of compliance with certain NYSE American and SEC rules.
A&R Registration Rights Agreement
At the Closing, we and the Selling Stockholders entered into the A&R Registration Rights Agreement. The Selling Stockholders are the Existing Holders and the New Holders. The A&R Registration Rights Agreement covers the Class A Common Stock issued to the Selling Stockholders at the Closing and the shares of Class A Common Stock issuable upon the exercise of the private placement warrants and the LGM Common Units and requires us to register such securities for resale. Pursuant to the A&R Registration Rights Agreement, the Existing Holders holding at least a majority in interest of the then-outstanding number of registrable securities held by the Existing Holders, or the New Holders holding at least a majority-in-interest of the then-outstanding number of registrable securities held by the New Holders will be entitled to, among other things, make a Demand Registration for registration under the Securities Act of all or part of their shares of Class A Common Stock. Under no circumstances shall we be obligated to effect more than an aggregate of three registrations pursuant to a Demand Registration by the Existing Holders, or more than an aggregate of five registrations pursuant to a Demand Registration by the New Holders, with respect to any or all registrable securities held by such holders. In addition, the Existing Holders and the New Holders will be entitled to “piggy-back” registration rights to certain registration statements filed following the Business Combination. We will bear all of the expenses incurred in connection with the filing of any such registration statements.
BTIG Agreement
On December 27, 2023, the agreement for the fee to be paid to BTIG as the underwriter in EGA’s initial public offering upon the Closing of the Business Combination was amended. Under the original terms of the Underwriting Agreement, the underwriter was due $7.9 million in cash, which equated to 3.5% of the gross proceeds of the initial public offering. The amended terms of the Underwriting Agreement updated the consideration payable to underwriter to $500,000 in cash, which was paid at Closing, and 300,000 shares of PubCo Class A Common Stock, to be delivered in book-entry form no later than five (5) business days following the initial filing with the SEC of a registration statement.
Additionally, pursuant to a financial advisory engagement letter, BTIG was owed $1.5 million (the “Success Fee”) payable to BTIG at Closing. At Closing, the parties agreed in principle that the Success Fee would be paid within 60 days of Closing (along with other amendments, including the addition of certain rights of first refusal).
LGM’s Related Party Transactions
The following is a summary of each transaction or series of similar transactions since January 1, 2023 to which LGM was or is a party in which:
    •    the amount involved exceeded or exceeds $120,000; and
•any of our directors, director nominees or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.
Transactions with Related Entities
•LGMV is an entity with the same ownership structure as LGM’s ownership structure prior to the Business Combination. Segrave Jr., in his individual capacity, owns 96% of LGMV and LGM, and Segrave Jr., as custodian for the Trusts owns an aggregate of 4% of LGMV and LGM. Carolina Air Center, LLC, Crystal Coast Aviation, LLC, and Kinston Jet Center, LLC are wholly-owned subsidiaries

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of LGMV and sellers of fuel. In 2023, LGM purchased a total of $2,027,000 in fuel from subsidiaries of LGMV at an average cost of $3.58 per gallon.
•    LGM leases its headquarters and two aircraft hangars (Hangar 1 and Hangar 2) from Kinston Jet Center, LLC, a wholly-owned subsidiary of LGMV, pursuant to a lease between the parties dated January 1, 2021. In 2023, LGM paid Kinston Jet Center, LLC $720,000 pursuant to this lease, with $8.3 million in rent remaining as of January 1, 2023.
•LGM leases an aircraft hangar (Hangar 3) from Kinston Jet Center, LLC, a wholly-owned subsidiary of LGMV, pursuant to a lease between the parties dated February 23, 2023. In 2023, LGM paid Kinston Jet Center, LLC $205,000 pursuant to this lease, with $13.2 million in rent remaining as of January 1, 2024.
•     LGM leases an aircraft hangar (Hangar 4) from Kinston Jet Center, LLC, a wholly-owned subsidiary of LGMV, pursuant to a lease between the parties dated May 1, 2022. In 2023, LGM paid Kinston Jet Center, LLC $540,000 pursuant to this lease, with $19.3 million in rent remaining as of January 1, 2024.
•    LGM leases a house from Kinston Jet House, LLC, a wholly-owned subsidiary of LGMV, pursuant to a lease between the parties dated September 1, 2018. In 2023, LGM paid Kinston Jet House, LLC $30,000 pursuant to this lease, with $0 in rent remaining as of January 1, 2024.
•    LGM leases an aircraft from Juliette Lima Bravo, LLC, of which Laura Harvey Ball (Thomas Segrave, Jr.’s mother) owns approximately 33%. In 2023, LGM paid Juliette Lima Bravo, LLC $441,300 pursuant to this lease, with $35,000 in rent remaining as of January 1, 2024.
•    LGM Auto, LLC, a wholly-owned subsidiary of LGMV, leases multiple automobiles to flyExclusive. In 2023, flyExclusive paid LGM Auto, LLC an aggregate of $173,838 pursuant to such leases.
•    Peter Hopper, a director of flyExclusive, Inc., owns 50% of the outstanding equity of DH Aviation, LLC, an entity that, until September 25, 2023, owned a 50% interest in N401JS, an aircraft leased to flyExclusive. In 2023, the total aircraft lease payments made from flyExclusive to DH Aviation, LLC equaled $199,375 (which Mr. Hopper elected to receive in the form of flight hour credits). Mr. Hopper also entered into a side letter with flyExclusive in concurrence with the execution of the aforementioned plane lease. Pursuant to such side letter, Mr. Hopper was granted flight hour credits totaling $55,000 in 2023. LGM repurchased the 50% interest from Mr. Hopper on September 25, 2023 for $1,650,000.
•    Peter Hopper, a director of flyExclusive, Inc., owns 50% of the outstanding equity of PHBL, LLC, an entity that leases an aircraft to flyExclusive. In 2023, the total lease payments made from flyExclusive to PHBL, LLC equaled $414,996. The original term of the lease expired on May 31, 2023 and continues on a quarter-to-quarter basis until terminated by either party with at least a 90 days’ notice.
•    The Company is a guarantor to a term note, dated January 29, 2021, between Sea Jay, LLC and a financial institution where the initial principal balance is in the amount of $11,900,000. Sea Jay, LLC is wholly owned by LGMV.
•    The Company is a guarantor to two term notes, dated February 25, 2022 and November 17, 2023, between Kinston Jet Center, LLC and a financial institution where the initial principal balances are in the amounts of $5,280,000 and $1,800,000, respectively.
•    On September 28, 2023, flyExclusive sold 5 trainer aircraft to Crystal Coast Training, LLC, a wholly owned subsidiary of LGMV, for a total purchase price of $2,481,840. FlyExclusive rents the aircraft from Kinston Jet Center, LLC & Crystal Coast Training, LLC as on an hourly basis. In 2023, FlyExclusive paid these entities a total of $67,000 for the use of these aircraft.
December 2023 Senior Secured Note
In December 2023, the Company entered into a Senior Secured Note covering borrowings of an aggregate principal amount of $15.9 million. The notes were issued with a stated rate of 14% and interest is payable monthly in arrears. The senior secured notes will mature one year from closing date, at which time the full principal amount will be due, along with any accrued unpaid interest. Unamortized debt issuance costs related to the senior secured notes were $0.9 million as of December 31, 2023. Gregg S. Hymowitz, a member of our Board of Directors, serves as the Founder and Chief Executive Officer of EnTrust of Global Partners LLC (“EnTrust Global”), which is an affiliate of the Noteholder and may be deemed to be the beneficial owner of approximately 21.6% of the Company’s outstanding

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Class A common stock. Each of EnTrust Global and Mr. Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein.
January 2024 Senior Secured Note
In January 2024, the Company entered into an additional Senior Secured Note covering borrowings of an aggregate principal amount of up to approximately $25.8 million, up to $25.0 million of which is to finance the purchase or refinancing of aircraft relating to the Company’s fractional ownership program. Gregg S. Hymowitz, a member of our Board of Directors, serves as the Founder and Chief Executive Officer EnTrust Global, which is an affiliate of the Noteholder and may be deemed to be the beneficial owner of approximately 21.6% of the Company’s outstanding Class A common stock. Each of EnTrust Global and Mr. Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein. As required by our internal policies, this transaction was approved by our Audit and Risk Committee, which consists of independent disinterested directors, and was also approved by a meeting of our Board of Directors, with only disinterested directors voting. For more information about this transaction see Note 24, “Subsequent Events,” to the financial statements in the Company’s prospectus filed with the SEC on May 10, 2024.
March 2024 Non-Convertible Redeemable Series A Preferred Stock
On March 4, 2024 the Company entered into a Securities Purchase Agreement (the “Stock Purchase Agreement”) with EnTrust Emerald (Cayman) LP, a Cayman Islands limited partnership (the “Preferred Purchaser”), pursuant to which the Company agreed to issue and sell to the Preferred Purchaser 25,000 shares of Series A Non-Convertible Redeemable Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), at a purchase price of $1,000 per share and a warrant (the “March 2024 Warrant”) to purchase shares of the Company’s Class A common stock. The transaction closed on March 4, 2024 and provided the Company approximately $25 million of capital. Gregg S. Hymowitz, a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the [Preferred] Purchaser, serves as the Founder and Chief Executive Officer of EnTrust Global, which is an affiliate of the Preferred Purchaser and may be deemed to be the beneficial owner of approximately 21.6% of the Company’s outstanding Common Stock. Each of EnTrust Global and Mr. Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein. Gary Fegel is also a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Preferred Purchaser. As required by the Company’s internal policies, this transaction was approved by the Audit and Risk Committee of the Company’s Board of Directors, which consists of independent disinterested directors, and was also approved by the Company’s Board of Directors, with only disinterested directors voting (which excluded Messrs. Hymowitz and Fegel).
August 2024 Convertible Series B Preferred Stock and Warrants
On August 8, 2024 the Company entered into a Securities Purchase Agreement (the “Series B Stock Purchase Agreement”) with EnTrust Emerald (Cayman) LP, a Cayman Islands limited partnership (“EnTrust”), and the EGA Sponsor (collectively with EnTrust, the “Series B Preferred Purchasers”) (related parties of the Company through its affiliation with the EGA Sponsor), pursuant to which the Company agreed to issue and sell to the Series B Preferred Purchasers an aggregate of 25,510 shares of Series B Preferred Stock and the August 2024 Warrants to purchase up to 5,000,000 shares of the Company’s Class A common stock. The Company issued 20,408 shares of Series B Preferred Stock and the August 2024 Warrants to purchase up to 5,000,000 shares of Common Stock to EnTrust on the Initial Closing Date and received gross proceeds of approximately $25.5 million. Gregg S. Hymowitz, a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Purchaser, serves as the Founder and Chief Executive Officer of EnTrust Global Partners LLC (“EnTrust Global”), which is an affiliate of the Series A Preferred Purchaser and may be deemed to be the beneficial owner of approximately 21.6% of the Company’s outstanding Common Stock. Each of EnTrust Global and Mr. Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein. Gary Fegel is also a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Preferred Purchaser. As required by the Company’s internal policies, this transaction was approved by the Audit Committee of the Company’s Board of Directors, which consists of independent disinterested directors, and was also approved by the Company’s Board of Directors, with only disinterested directors voting (which excluded Mr. Hymowitz and Mr. Fegel).

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to (1) the fiscal year ended December 31, 2023, and (2) to date in 2024, with the exception of: (i) Mr. Segrave Jr. filed Forms 3 and 4 on January 8, 2024, upon becoming a Section reporting person with regards to the Company and reporting the acquisition of an aggregate of 59,930,000 shares of Class B common stock and an aggregate of 59,930,000 common units, respectively, and (ii) Forms 3 and 4 filed on September 30, 2024 for Messrs. Lesmeister and Nichols upon each becoming Section 16 reporting persons with regards to the Company.

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at the Company's offices at 2860 Jetport Road, Kinston, North Carolina 28504 in writing not later than [June [●], 2025]. Stockholders intending to present a proposal at the 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no later than September 3, 2025 and no earlier than August 4, 2025. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary.
In the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 60 days after December 2, 2025, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2025 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 3, 2025.
The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Other Matters

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of the Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the

FLYEXCLUSIVE • 2024 Proxy Statement 46

brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

FLYEXCLUSIVE • 2024 Proxy Statement 47

flyExclusive’s Annual Report on Form 10-K

A copy of flyExclusive’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on October 11, 2024 without charge upon written request addressed to:

flyExclusive, Inc.
Attention: Secretary
2860 Jetport Road
Kinston, North Carolina 28504
A reasonable fee will be charged for copies of exhibits. You also may access the definitive proxy statement and our Annual Report on Form 10-K at http://www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 at www.flyExclusive.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

[Signature]
Thomas James Segrave, Jr.
Chief Executive Officer and Chairman
Kinston, North Carolina
October [●], 2024

FLYEXCLUSIVE • 2024 Proxy Statement 48

FLYEXCLUSIVE, INC.
2860 JETPORT ROAD
KINSTON, NORTH CAROLINA 28504

     FLYEXCLUSIVE • 2024 Proxy Statement 49

SCAN TO
VIEW MATERIALS & VOTE

FLYEXCLUSIVE INC.
2860 JETPORT ROAD
KINSTON, NORTH CAROLINA 28504

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 1, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FLYX2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 1, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V58096-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLYEXCLUSIVE INC.

The Board of Directors recommends you vote FOR each of the following directors:

	For All	Withhold All	For All Except
2. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Gary Fegel
02) Michael S. Fox
03) Frank B. Holding, Jr.
04) Gregg S. Hymowitz
05) Peter B. Hopper
06) Thomas James Segrave, Jr.
07) Thomas James Segrave, Sr.

The Board of Directors recommends you vote FOR proposals 1 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V58097-TBD

FLYEXCLUSIVE INC.
Annual Meeting of Stockholders
December 2, 2024 10:00 A.M., Eastern Daylight Time
This proxy is solicited by the Board of Directors

The undersigned hereby acknowledges receipt of the notice and Proxy Statement, dated __________, in connection with the Annual Meeting to be held at 10:00 a.m., Eastern Daylight Time on December 2, 2024, as a virtual meeting, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Thomas James Segrave, Jr. and Brad G. Garner, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of FLYEXCLUSIVE INC. (the "Company") registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR COMMON STOCK WILL BE VOTED "FOR" THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Continued and to be signed on reverse side